SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-12

                          Pioneer America Income Trust
                             Pioneer Balanced Fund
                               Pioneer Bond Fund
             Pioneer Money Market Trust (Pioneer Cash Reserves Fund)
                         Pioneer Emerging Markets Fund
                           Pioneer Equity-Income Fund
                              Pioneer Europe Fund
                                  Pioneer Fund
                             Pioneer Growth Shares
                            Pioneer High Yield Fund
                             Pioneer Indo-Asia Fund
                       Pioneer International Growth Fund
                       Pioneer Limited Maturity Bond Fund
                             Pioneer Micro-Cap Fund
                              Pioneer Mid-Cap Fund
                           Pioneer Mid-Cap Value Fund
                           Pioneer Real Estate Shares
                       Pioneer Science & Technology Fund
                           Pioneer Small Company Fund
                         Pioneer Strategic Income Fund
                          Pioneer Tax-Free Income Fund
                            Pioneer Tax-Managed Fund
                                   Pioneer II
                           Pioneer World Equity Fund
                  (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

   PIONEER AMERICA INCOME TRUST               PIONEER LIMITED MATURITY BOND FUND
       PIONEER BALANCED FUND                        PIONEER MICRO-CAP FUND
          PIONEER BOND FUND                          PIONEER MID-CAP FUND
    PIONEER CASH RESERVES FUND                    PIONEER MID-CAP VALUE FUND
   PIONEER EMERGING MARKETS FUND                  PIONEER REAL ESTATE SHARES
   PIONEER EQUITY-INCOME FUND                  PIONEER SCIENCE & TECHNOLOGY FUND
       PIONEER EUROPE FUND                        PIONEER SMALL COMPANY FUND
            PIONEER FUND                        PIONEER STRATEGIC INCOME FUND
       PIONEER GROWTH SHARES                     PIONEER TAX-FREE INCOME FUND
      PIONEER HIGH YIELD FUND                     PIONEER TAX-MANAGED FUND
       PIONEER INDO-ASIA FUND                             PIONEER II
 PIONEER INTERNATIONAL GROWTH FUND                PIONEER WORLD EQUITY FUND

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        SCHEDULED FOR SEPTEMBER 11, 2000

     This is the formal agenda for your fund's special shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person. Each fund's shareholder meeting is expected to be held at the same time. Unless otherwise noted, the shareholders of each fund will be asked to vote on the following proposals with respect to their fund.


To the shareholders of each fund:

     A special meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on September 11, 2000 at 2:00 p.m., Boston time, to consider the following:

     1(a). A proposal to approve a new management contract between the fund and Pioneer Investment Management, Inc., your fund's investment adviser ("Pioneer"). This new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc. ("PGI"), the parent of Pioneer, by UniCredito Italiano S.p.A. ("UniCredito") is consummated;


     1(b). For shareholders of Pioneer Indo-Asia Fund only: A proposal to approve a new subadvisory contract between Pioneer and Kothari Pioneer AMC Ltd. (formerly ITI Pioneer AMC Ltd.). This new contract relates to the fund's assets invested in Indian securities and will take effect only if the proposed acquisition of PGI by UniCredito is consummated;


                                                                    8612-00-0600

     2. To elect the eight trustees of each fund (nine trustees in the case of Pioneer Real Estate Shares), as named in the attached proxy statement, to serve on the board of trustees until their successors have been duly elected and qualified; and

     3. To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF NEW MANAGEMENT CONTRACTS IS REQUIRED BECAUSE OF THE CHANGE IN CONTROL OF PGI. APPROVAL OF THE PROPOSALS WILL NOT INCREASE THE MANAGEMENT FEE RATES PAYABLE BY ANY FUND.

     Shareholders of record as of the close of business on July 13, 2000 are entitled to vote at the meeting and any related follow-up meetings.

                               By Order of the Boards of Trustees,

                               Joseph P. Barri, Secretary

Boston, Massachusetts
July 24, 2000
                                -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                            JOINT PROXY STATEMENT OF

   PIONEER AMERICA INCOME TRUST               PIONEER LIMITED MATURITY BOND FUND
       PIONEER BALANCED FUND                        PIONEER MICRO-CAP FUND
          PIONEER BOND FUND                          PIONEER MID-CAP FUND
    PIONEER CASH RESERVES FUND                    PIONEER MID-CAP VALUE FUND
   PIONEER EMERGING MARKETS FUND                  PIONEER REAL ESTATE SHARES
   PIONEER EQUITY-INCOME FUND                  PIONEER SCIENCE & TECHNOLOGY FUND
       PIONEER EUROPE FUND                        PIONEER SMALL COMPANY FUND
            PIONEER FUND                        PIONEER STRATEGIC INCOME FUND
       PIONEER GROWTH SHARES                     PIONEER TAX-FREE INCOME FUND
      PIONEER HIGH YIELD FUND                     PIONEER TAX-MANAGED FUND
       PIONEER INDO-ASIA FUND                             PIONEER II
 PIONEER INTERNATIONAL GROWTH FUND                PIONEER WORLD EQUITY FUND

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292


                         SPECIAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposals summarized below.

     Each fund will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of their fund's reports should direct all written requests to the attention of their fund, at the address listed above, or should call Pioneering Services Corporation, the funds' transfer agent, at 1-800-225-6292.


                                  INTRODUCTION

     This proxy statement is being used by the board of trustees of each fund to solicit proxies to be voted at a special meeting of shareholders of your fund. Each fund's special meeting will be held at the same time at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 2:00 p.m., Boston time, on September 11, 2000, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of special meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders on or about July 24, 2000. The annual report for each fund for its most recently completed fiscal year was previously mailed to shareholders.

     The special shareholder meeting is being called to consider, among other things, proposals related to the proposed acquisition (the "Transaction") of all of the outstanding shares of The Pioneer Group, Inc. ("PGI"), the parent company of each fund's investment adviser, Pioneer Investment Management, Inc. ("Pioneer"), by UniCredito Italiano S.p.A. ("UniCredito") and companies controlled by UniCredito. If Proposal 1(a), regarding the approval of the proposed management contracts (as defined below), is adopted and the Transaction is consummated, Pioneer will continue as the investment adviser to each fund.

The Transaction is conditioned upon approval of Proposal 1(a) by the shareholders of the funds and approval of similar proposals by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds. The Transaction and the terms of the proposed management contracts are discussed below.


                             WHO IS ELIGIBLE TO VOTE

     Shareholders of record of a fund as of the close of business on July 13, 2000 (the "record date") are entitled to vote on all of that fund's business at the special shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee and to approve the other proposals. If any other business comes before the special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.


The Transaction


Information concerning UniCredito

     UniCredito is a corporation organized under the laws of the Republic of Italy, and its shares trade on the Milan Stock Exchange. Now the controlling owner of eight major Italian banks, UniCredito is Italy's largest banking group based on market capitalization and the 18th largest in Europe in terms of total assets. UniCredito was formed in 1998 by the merger between Credito Italiano S.p.A., one of Italy's major banks, and Unicredito S.p.A., an Italian bank holding company. Through approximately 3,600 branches worldwide, UniCredito offers a range of services relating to, among other things, banking, life and property/casualty insurance and equipment leasing.

     UniCredito's asset management business is currently operated through two subsidiaries, EuroPlus Research and Management in Dublin and EuroPlus SGR in Milan, under the EuroPlus brand. They are among Europe's largest and fastest-growing asset managers, with approximately $80 billion in assets under management, 90 established mutual funds (in Italy and Luxembourg) and 13 new funds ready to be launched. EuroPlus currently serves approximately 200 institutional clients and over 5,000 high net worth clients. Its share of the retail and institutional markets in Italy and Europe makes EuroPlus the largest institutional account manager in Italy, the third largest mutual fund manager in Italy and the fifth largest mutual fund manager in Europe.

     As part of UniCredito's acquisition of PGI, UniCredito will be restructuring the ownership of its current investment management operations. UniCredito owns 65% of EuroPlus SGR and EuroPlus Research and Management. A majority owned subsidiary of UniCredito, Rolo Banca, holds the remaining shares of EuroPlus SGR. After acquiring PGI and as part of the Transaction, UniCredito intends to establish a holding company that will own 100% of PGI and its other investment management subsidiaries. UniCredito will own approximately 66.6% of the holding company and Rolo Banca will own the remaining interest. This arrangement will permit UniCredito efficiently to manage its investment advisory operations by bringing them under a uniform ownership structure. The name of the holding company will be Pioneer Global Asset Management, and it will have combined assets under management of approximately $100 billion. Pioneer Global Asset Management will conduct its asset management business through three operational units: Pioneer Research and Management (currently EuroPlus Research and Management), Pioneer SGR (currently EuroPlus
SGR) and Pioneer U.S. (currently PGI). Because of the timing of certain Italian legal requirements in connection with the new holding company, the Transaction will take place in two phases. UniCredito will acquire 100% of PGI as soon as possible, and the holding company structure, with UniCredito directly owning only approximately 66.6%, is expected to be completed in the first half of 2001. However, because the two parts are elements of the same Transaction, your approval of the new management contract would also constitute approval for the establishment of the holding company.

     The corporate seat of UniCredito is located in Genoa, Italy, where UniCredito was founded in 1870. The principal executive offices of UniCredito are located at Piazza Cordusio, 20123 Milan, Italy, and its telephone number is 011-39-02-88621.


The terms of the merger agreement

     At the closing of the Transaction, UniCredito will acquire, by merging a wholly owned subsidiary into PGI, all the issued and outstanding shares of common stock of PGI for an aggregate merger consideration of approximately $1.2 billion, or $43.50 per share. Immediately prior to the effective time of the Transaction, PGI will also distribute to its stockholders all of the shares of a newly formed company that will conduct, after the effective date of the merger, PGI's Russian gold exploration, Russian timber harvesting, Russian real estate and investment management and Polish and Eastern European real estate management and venture capital businesses. The merger consideration is not subject to adjustment, and there is no financing condition to the consummation of the Transaction. Messrs. John F. Cogan, Jr. and David D. Tripple, trustees of the funds and executive officers of PGI and Pioneer, will receive a portion of the merger consideration in exchange for their shares of PGI, and Mr. Cogan will also receive a bonus payment of $700,000 upon consummation of the Transaction. Mr. Cogan is expected to become the Deputy Chairman of Pioneer Global Asset Management and non-executive Chairman of Pioneer U.S. Mr. Tripple is expected to be Chief Executive Officer of Pioneer U.S.

     The initial phase of the Transaction is expected to close during the third quarter of 2000, provided that a number of conditions set forth in the merger agreement, dated as of May 14, 2000, between PGI and UniCredito (the "Merger Agreement"), are met or waived. These conditions include the approval of the Merger Agreement by PGI's stockholders, the approval of the new management contracts by shareholders of the funds and approval of similar new management contracts by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds, and obtaining certain regulatory approvals. The second stage in which Rolo Banca will acquire a minority interest in Pioneer Global Asset Management is expected to occur in the first half of 2001.

     No change in any fund's portfolio manager(s) or portfolio management team is anticipated to occur in connection with the Transaction. PGI has agreed to provide bonus payments and other benefits to certain Pioneer personnel in order that there is no disruption in the quality of services provided to shareholders of the funds in connection with the Transaction. However, UniCredito's purchase of 100% of PGI is not conditioned upon the continued employment of any Pioneer personnel, and there can be no assurance that any particular Pioneer employee will choose to remain employed by UniCredito or its affiliates.


Anticipated benefits of the Transaction

     Pioneer anticipates that the Transaction and its affiliation with UniCredito will benefit Pioneer and the funds in a number of ways, including the following:

o Pioneer's expertise may be enhanced by the experience and expertise of UniCredito's investment management professionals. While no change in the management of the funds is currently planned, Pioneer will be able to draw upon the expertise of UniCredito's team of professionals to strengthen Pioneer's portfolio management capabilities.

o The combination will provide additional opportunities for Pioneer's personnel and provide the security of being part of a larger, financially stronger company. This development should enhance Pioneer's ability to attract and retain highly qualified staff members.

o UniCredito has made the growth of its asset management operations a key component of its business plans. This commitment should assist Pioneer in continuing to expand its business, attract more assets to the funds and maintain the high level of services it provides to the funds.

     The following table summarizes each proposal to be presented at the shareholder meeting and the funds whose shareholders are solicited with respect to each proposal:

                         Proposal                                 Affected funds
          --------------------------------------   --------------------------------------------
1(a).     Approval of new management contract      Each fund, with all classes voting together
1(b).     Approval of new subadvisory contract     Pioneer Indo-Asia Fund, with all classes
                                                   voting together
2.        Election of trustees                     Each fund, with all classes voting together

                                 PROPOSAL 1(A)

                     APPROVAL OF A NEW MANAGEMENT CONTRACT
                                  (each fund)

Summary

     Pioneer has served as each fund's investment adviser since each fund's inception, except for Pioneer America Income Trust, Pioneer Balanced Fund, Pioneer Cash Reserves Fund, Pioneer Growth Shares and Pioneer Tax-Free Income Fund for which Pioneer has served as investment adviser since 1993.

     Pioneer serves as the investment adviser for all the funds in the Pioneer Family of Funds and for other institutional accounts. Pioneer, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly owned subsidiary of PGI. Both Pioneer and PGI are located at 60 State Street, Boston, Massachusetts 02109.

     At meetings of the board of trustees for each fund held on June 13, 2000 and July 11, 2000, the trustees, including all of the trustees who are not "interested persons" of the funds, Pioneer or UniCredito, unanimously approved as in the best interest of shareholders, and voted to recommend that the shareholders of each fund approve, a proposal to adopt a new management contract with Pioneer (each, a "proposed management contract") effective upon UniCredito's purchase of 100% of PGI.

     Shareholders of each fund are being asked to approve the fund's proposed management contract with Pioneer. UniCredito's purchase of 100% of PGI and the restructuring of UniCredito's investment management business will constitute an "assignment" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of each fund's current management contract with Pioneer (the "existing management contract"). As required by the 1940 Act, each existing management contract provides for its automatic termination in the event of an assignment. Accordingly, the existing management contracts will terminate upon the consummation of the Transaction and the new management contracts are being proposed to enable Pioneer to continue to manage the funds.


Terms of the proposed management contracts and existing management contracts

     The terms of each fund's proposed management contract are substantially identical to the terms of that fund's existing management contract, except for the dates of execution, effectiveness and termination and for certain amendments to conform the terms of the management contracts. The stated management fees to be paid by the funds are identical under the proposed management contracts and the existing management contracts. Except as discussed under the caption "Other provisions under the existing and proposed management contracts," all the terms described below with respect to a fund's proposed management contract were contained in that fund's existing management contract.


     Each existing management contract (other than the contracts for Pioneer International Growth Fund and Pioneer Limited Maturity Bond Fund) is substantially similar except for the method and rate for calculating management fees, effective dates and renewal dates;

therefore they are discussed below as the "existing management contract." The following summary of the proposed management contracts is qualified by reference to the representative forms of proposed management contract attached to this proxy statement as Exhibits A1 and A2. Because the proposed management contracts (other than for Pioneer International Growth Fund and Pioneer Limited Maturity Bond Fund) are substantially similar, only one representative proposed management contract for these funds is included as Exhibit A1. The proposed management contracts for Pioneer International Growth Fund and Pioneer Limited Maturity Bond Fund are substantially similar and one representative proposed management contract for these funds is included as Exhibit A2. The date that the existing management contracts were most recently submitted to shareholders for approval and the purpose for such submission is set forth in Exhibit C. Information regarding Pioneer, its principal executive officer and directors, its other investment company clients and brokerage policy is included in Exhibit D to this proxy statement.

     Management services. The management services to be provided by Pioneer to each fund under the proposed management contract are identical to those provided by Pioneer under the fund's existing management contract. Pursuant to the terms of the existing management contract, Pioneer serves as investment adviser to the fund and is responsible for the overall management of the fund's business affairs subject only to the authority of the board of trustees. Pioneer is authorized to buy and sell securities for the account of the fund and to designate brokers to carry out such transactions. Pioneer may not make any purchase the cost of which exceeds the fund's available liquid assets and may not make any purchase which would violate any fundamental policy or restriction in the fund's prospectus or statement of additional information as in effect from time to time.

     Payment of expense and transaction charges. The proposed management contract and the existing management contract for each fund will contain identical provisions relating to the expenses to be borne by the fund. Each fund's existing management contract and proposed management contract provide that the expenses borne by the fund will include: (i) the charges and expenses of auditors; (ii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund;
(iii) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (iv) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (v) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vi) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (vii) charges and expenses of legal counsel; (viii) any distribution fees paid by the fund in accordance with Rule 12b-1 under the 1940 Act; (ix) compensation of those trustees of the fund who are not affiliated with, or "interested persons" of, Pioneer, the fund (other than as trustees), PGI or Pioneer Funds Distributor, Inc. ("PFD"); (x) the cost of preparing and printing share certificates; and (xi) interest on borrowed money, if any. In addition, under the existing management contract and proposed management contract for each fund (other than Pioneer International Growth Fund and Pioneer Limited Maturity Bond Fund), the fund bears the charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits.

     Under both the existing and the proposed management contracts for each fund, Pioneer, at its own expense (except as stated in the last sentence of the immediately preceding paragraph for each fund other than Pioneer International Growth Fund and Pioneer Limited Maturity Bond Fund), will furnish to each fund office space in its offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and supervising the keeping of the books of each fund and shall arrange, if desired by the fund, for members of Pioneer's organization to serve as officers or agents of the fund.

     Also, under both the existing and proposed management contracts for each fund, Pioneer will pay directly or reimburse the fund for: (i) compensation (if any) of the trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, Pioneer and all officers of the fund as such; and
(ii) all expenses not specifically assumed by the fund where such expenses are incurred by Pioneer or by the fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the fund.

     Each fund has also entered into an administration agreement with Pioneer pursuant to which the fund authorizes Pioneer to provide certain fund accounting services and legal services that Pioneer is not required to provide under the existing management contract. Under the administration agreement, Pioneer is reimbursed for its allocable portion of its direct costs of such services. The allocable portion of such costs is based upon the time worked by Pioneer's employees rendering such services for the funds as a percentage of the total hours worked by such employees. Pioneer's direct costs include any out-of-pocket expenses incurred by Pioneer in rendering such services, an allocable portion of the salaries and benefits of the employees rendering such services and a reasonable allocation of overhead. Annual allocation and reimbursement of these expenses is subject to annual approval of the funds' independent trustees.

     Management fees. For its services, Pioneer is entitled to a management fee. The method and rate for calculating each fund's management fee will be the same under each fund's proposed management contract as under its existing management contract (such methods and rates are set forth below). If each proposed management contract had been in effect for each fund's most recently completed fiscal year, the amount of management fees payable to Pioneer by each fund would have been identical to those payable under each existing management contract. There will be no increase in the management fee rates in connection with the Transaction.

     The methods and rates for calculating each fund's management fee under the existing and the proposed management contracts are set forth in Exhibit B to this proxy statement. Management fees are calculated for the funds in one of three ways:

     A) an asset based fee with a flat fee schedule. For an asset based fee with a flat fee schedule, the fund pays Pioneer a fee at a fixed annual rate, expressed as a percentage of the fund's average daily net assets. The fee is computed and accrued daily and paid monthly in arrears.

     B) an asset based fee with a graduated decreasing fee schedule. For an asset based fee with a graduated fee schedule, the fund pays Pioneer a fee at an annual rate, which varies as a percentage of the fund's average daily net assets according to the asset size of the fund. The fee is computed and accrued daily and paid monthly in arrears.

     C) an asset based fee that is increased or decreased depending on the fund's investment performance relative to a selected securities or fund index. Under this type of arrangement, the fund pays Pioneer a monthly fee at either a fixed annual rate or an annual rate which varies as a percentage of the fund's average daily net assets according to the asset size of the fund (the "basic fee"). A performance adjustment is then made that will either increase or decrease the basic fee paid by the fund to Pioneer. The performance adjustment is based on the performance of the fund's Class A shares as compared to the investment performance record over the same period of an index determined by the trustees of the fund to be appropriate. The performance adjustment is calculated at net asset value. The basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the fund's Class A shares for the relevant performance period exceeds, or is exceeded by, the performance of the index over the same period. This performance comparison is made at the end of each month. Each percentage point of difference (up to a maximum difference) would result in a performance rate adjustment to the basic fee of 0.01% or 0.02%, depending on the fund. An appropriate percentage of this rate (based upon the number of days in the current month) would then be multiplied by the average daily net assets of the fund over the entire performance period, giving the dollar amount which will be added to (or subtracted from) the basic fee. The monthly performance adjustment will be further adjusted to the extent necessary to ensure that the total of such adjustments to the basic fee does not exceed a stated maximum percentage of average daily net assets for that year.

     Expense limit and reimbursement agreements. The following funds have executed expense limit and reimbursement agreements with Pioneer. Under the terms of each expense limit and reimbursement agreement, Pioneer has agreed to reduce its management fees or reimburse the fund for ordinary expenses to limit the total expenses of the fund's Class A shares so that they do not exceed the amounts set forth below. The portion of a fund's fund-wide expenses attributable to the fund's Class B and, if applicable, Class C and/or Class Y shares will be reduced by the same number of basis points as such expenses are reduced for Class A shares.

                                          Expense limitation (as a
                                          percentage of the fund's
                 Fund                     average daily net assets)
--------------------------------------   --------------------------
Pioneer High Yield Fund                           0.75%
Pioneer Science & Technology Fund                 1.75%
Pioneer Strategic Income Fund                     1.50%
Pioneer Tax-Managed Fund                          1.75%

     Pioneer may discontinue the expense limitation at any time by supplementing the fund's prospectus and by providing prior notice to the board of trustees for the fund. The expense limit and reimbursement agreement for each of Pioneer High Yield Fund, Pioneer Science & Technology Fund and Pioneer Tax-Managed Fund will terminate without any action by Pioneer in the event that the average net assets of the applicable fund for a period for 60 days are $75 million or more. The expense limit and reimbursement agreement for Pioneer Strategic Income Fund will terminate without any action by Pioneer in the event that the net assets of the fund are $75 million or more. Each expense limit and reimbursement agreement automatically terminates without obligation by the fund upon termination of the management contract between Pioneer and the fund. Pioneer expects to enter into a new expense limit and reimbursement agreement with respect to each of these funds (on the same terms as the existing agreements) upon entering into the proposed management contracts with such funds.

     If Pioneer waives any fee or reimburses any expenses, and the expenses of the fund are subsequently less than the expense limitation set forth above, the fund will reimburse Pioneer for such waived fees or reimbursed expenses provided that such reimbursement does not cause the fund's expenses to exceed the expense limitation set forth above. No fund will reimburse Pioneer for such waived fees or reimbursed expenses more than three years after such fees were waived or such expenses were incurred.

     The aggregate amount of management fees incurred by each fund for its most recently completed fiscal year, and the amount of any reimbursements resulting from the expense limitation (if any) then in effect, are set forth in Exhibit C to this proxy statement.


Other provisions under the existing and proposed management contracts

     Standard of care. Under each existing and proposed management contract (other than for Pioneer International Growth Fund and Pioneer Limited Maturity Bond Fund), Pioneer "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of [Pioneer]. . . ." Pioneer, however, shall not be protected against liability by reason of its "willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under" either the existing or proposed management contract. Each of Pioneer International Growth Fund's and Pioneer Limited Maturity Bond Fund's proposed management contract would be amended to include this standard of care provision. The proposed "standard of care" for these funds is consistent with the 1940 Act, the standard of care contained in the management contracts for all the other funds in the Pioneer Family of Funds and common practice in the mutual fund industry.

     Pioneer's authority. Each existing and proposed management contract provides that Pioneer shall have full discretion to act for the fund in connection with the purchase and sale of portfolio securities subject only to the declaration of trust, bylaws, currently effective registrations under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the fund in effect from time to time, and specific policies and instructions established from time to time by the trustees. The existing management contracts for Pioneer International Growth Fund and Pioneer Limited Maturity Bond Fund include a provision that notice of each purchase and sale of portfolio securities for a fund must promptly be provided to the fund's trustees who may, upon written action by at least three trustees, require Pioneer to repurchase or resell the security involved in such transaction at the fund's expense. This provision will be deleted from the proposed management contracts for these funds in order to conform the terms of these proposed management contracts to the terms of the management contracts for all the other funds in the Pioneer Family of Funds. Since the effectiveness of the existing management contracts for Pioneer International Growth Fund and Pioneer Limited Maturity Bond Fund, the trustees have never requested that Pioneer cancel a purchase or sale transaction on behalf of either fund.

     Portfolio trading. Each existing and proposed management contract expressly permits Pioneer to engage in portfolio trading. For a more detailed description of Pioneer's current portfolio brokerage practices, see Exhibit D to this proxy statement.

     Expense limitation. Each existing and proposed management contract provides that Pioneer may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the fund. Except as may otherwise be agreed to by Pioneer, any such fee limitation or expense reduction is voluntary and may be discontinued or modified by Pioneer at any time. The existing and proposed management contracts for each fund (other than Pioneer Fund, Pioneer Growth Shares, Pioneer High Yield Fund, Pioneer Mid-Cap Value Fund, Pioneer Real Estate Shares, Pioneer Science & Technology Fund and Pioneer Tax-Managed Fund) also contain a provision which limits each fund's operating expenses to the highest limit set by state securities law. The proposed management contracts for these funds would be revised to eliminate this provision because it is no longer necessary under federal securities laws.

     Other provisions. Each existing and proposed management contract (other than for Pioneer International Growth Fund and Pioneer Limited Maturity Bond
Fund) includes a provision that the fund may pay for charges and expenses of counsel to the "non-interested" trustees as well as counsel to the fund. Each of Pioneer International Growth Fund's and Pioneer Limited Maturity Bond Fund's proposed management contract would be revised to clarify that the fees of counsel to the "non-interested" trustees are a fund expense. The existing and proposed management contracts for Pioneer Cash Reserves Fund, Pioneer Europe Fund, Pioneer High Yield Fund, Pioneer Science & Technology Fund, Pioneer Strategic Income Fund and Pioneer Tax-Managed Fund permit Pioneer to consider the sale of the fund's shares in selecting brokers and dealers. The other funds' proposed management contracts would be amended to include this provision. The existing and proposed management contracts for each fund (other than Pioneer America Income Trust, Pioneer Balanced Fund, Pioneer Bond Fund, Pioneer Cash Reserves Fund, Pioneer

Emerging Markets Fund, Pioneer Europe Fund, Pioneer Strategic Income Fund and Pioneer Tax-Managed Fund) contain a provision which permits Pioneer to delegate its investment advisory duties to a subadviser. Each other fund's proposed management contract would be amended to expressly permit the use of subadvisers. Any use of subadvisers would be subject to approval by the funds' independent trustees. The existing and proposed management contracts for each fund (other than Pioneer America Income Trust, Pioneer Bond Fund, Pioneer Cash Reserves Fund, Pioneer Europe Fund, Pioneer International Growth Fund, Pioneer Limited Maturity Bond Fund and Pioneer Strategic Income Fund) contain a provision which prohibits the fund from using the name "Pioneer" in the event Pioneer or any of its affiliates cease to act as the investment adviser of the fund. Each proposed management contract would be amended to include this provision.

     Each existing and proposed management contract (other than for Pioneer International Growth Fund and Pioneer Limited Maturity Bond Fund) includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Pioneer is an independent contractor and not an employee of the fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein;
(iv) the contract may be executed using counterpart signature pages; and (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable. Each of Pioneer International Growth Fund's and Pioneer Limited Maturity Bond Fund's proposed management contract would be amended to include these provisions.


Miscellaneous

     If approved by shareholders, each fund's proposed management contract will become effective upon UniCredito's purchase of 100% of PGI and will continue in effect until December 31, 2001 and thereafter will continue from year to year subject to annual approval by the board of trustees in the same manner as the existing management contract. Each fund's proposed management contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party, by vote of its board or by a vote of a majority of the outstanding voting securities of the fund and upon 60 days' written notice.


Additional information pertaining to Pioneer

     For additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to Pioneer, see Exhibit D.


Factors considered by the trustees

     The trustees of each fund determined that the terms of each proposed management contract are fair and reasonable and that approval of the proposed management contract on behalf of each fund is in the best interests of the fund. The trustees also determined that the continuity and efficiency of management services after the consummation of the Transaction can best be assured by approving the proposed management contract on behalf of each fund. The trustees believe that the proposed management contract will enable each fund to continue to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of each fund and its shareholders.


     In evaluating the proposed management contracts, the trustees reviewed materials furnished by Pioneer and UniCredito, including information regarding Pioneer, UniCredito, Rolo Banca, their respective affiliates and their personnel, operations and financial condition. The trustees also reviewed the terms of the Transaction and its possible effects on the funds and their shareholders. Representatives of Pioneer discussed with the trustees the anticipated effects of the Transaction and, together with a representative of UniCredito, indicated their belief that as a consequence of the Transaction, the operations of the funds and the capabilities of Pioneer to provide advisory and other services to the funds would not be adversely affected and should be enhanced by the resources of UniCredito, though there could be no assurance as to any particular benefits that may result. The trustees also reviewed information regarding the investment performance of the funds on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group"), the fees and expenses incurred by the funds compared to their peer group and the profitability to Pioneer in managing the funds.


     The trustees also specifically considered the following as relevant to their recommendations: (1) that the terms of the proposed management contracts are substantially identical to those of the existing management contracts, except for different execution dates, effective dates, and termination dates and certain immaterial changes; (2) the favorable history, reputation, qualification and background of Pioneer and UniCredito, as well as the qualifications of their personnel and their respective financial conditions;
(3) that the fee and expense ratios of the funds are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (4) the relative performance of the funds since commencement of operations (or since Pioneer has served as the fund's investment adviser, if later) to comparable mutual funds and unmanaged indices; (5) the commitment of PGI to pay the expenses of the funds in connection with the Transaction so that shareholders of the funds would not have to bear such expenses; (6) the possibility of benefits that may be realized by the funds as a result of Pioneer's affiliation with UniCredito, including any resources of UniCredito that would be available to Pioneer; (7) the Transaction ensures continuity of management of the funds and reduces vulnerability to changes in control of PGI that may be adverse to the funds' interests; (8) assurances from UniCredito that UniCredito does not intend to make any material changes to Pioneer's financial, human and other resources that would adversely impact Pioneer's ability to provide the same quality of investment management and other services that Pioneer has provided in the past; and (9) other factors deemed relevant by the trustees. The trustees deemed the factors set forth in clauses (1), (2), (3), (6), (7) and (8) to be particularly persuasive in their decision to recommend to shareholders of each fund that they approve the proposed management contract. The trustees considered the other factors set forth above to be relevant to a lesser extent than those set forth in clauses (1), (2), (3), (6), (7) and (8).

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     The boards of trustees have not been advised by Pioneer of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the funds. Moreover, UniCredito has agreed in the Merger Agreement that (i) for a period of three years after UniCredito's purchase of 100% of PGI, UniCredito and its affiliates will use reasonable efforts to assure that at least 75% of each fund's board of trustees are not "interested persons" (as defined in the 1940 Act) of UniCredito or Pioneer and (ii) for two years after UniCredito's purchase of 100% of PGI, UniCredito and its affiliates will refrain from imposing, or agreeing to impose, an unfair burden on any fund.


Trustees' recommendation

     The independent trustees of each fund held meetings to consider the proposed management contracts and the Transaction on May 25, 2000, June 8, 2000, June 12, 2000 and July 11, 2000, and the entire board of trustees considered the proposal at meetings held on June 13, 2000 and July 11, 2000. Based on their evaluation of the materials presented and assisted by the advice of independent counsel, the trustees at the meetings held on June 13, 2000 and July 11, 2000, including all the trustees who are not "interested persons" of any fund, Pioneer or UniCredito, unanimously concluded that the terms of the proposed management contract for each fund are reasonable, fair and in the best interests of such fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The trustees, by a unanimous vote cast at the meetings, approved and voted to recommend to the shareholders of each fund that they approve the proposed management contract.

     If the shareholders of a fund do not approve the proposed management contract with respect to their fund and the purchase by UniCredito of 100% of PGI is completed, the trustees of such fund would consider what further action to take consistent with their fiduciary duties to the fund. Such actions may include obtaining for the fund interim investment advisory services at cost or at the current fee rate either from Pioneer or from another advisory organization. Thereafter, the trustees of such fund would either negotiate a new investment advisory agreement with an advisory organization selected by the trustees or make other appropriate arrangements. In the event UniCredito's purchase of 100% of PGI is not completed, Pioneer would continue to serve as investment adviser of the funds pursuant to the terms of the existing management contracts.


Required vote

     As provided under the 1940 Act, approval of each proposed management contract will require the vote of a majority of the outstanding voting securities of the applicable fund. In accordance with the 1940 Act and as used in this Proposal 1(a) and Proposal 1(b), a "majority of the outstanding voting securities" of a fund means the lesser of (1) 67% or more of the shares of the fund present at a shareholder meeting if the owners of more than 50% of the shares of the fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the fund entitled to vote at the shareholder meeting. Approval of the proposed management contract will constitute approval by shareholders of the adoption of the management contract upon the acquisition of PGI by UniCredito and the continuance of the management contract upon the subsequent transfer of a minority interest in Pioneer Global Asset Management to Rolo Banca.

     However, in addition to the legal requirement under the 1940 Act, the consummation of the Transaction is conditioned upon the approval of the proposed management contracts by shareholders of the funds and approval of similar new management contracts by shareholders of other funds in the Pioneer Family of Funds, together representing at least 92.5% of the aggregate assets in the Pioneer Family of Funds.

     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of the proposed management contract.


                                  PROPOSAL 1(B)

                     APPROVAL OF A NEW SUBADVISORY CONTRACT
                          (Pioneer Indo-Asia Fund only)


Summary

     Pioneer has retained the services of Kothari Pioneer AMC Ltd. ("Kothari Pioneer") as the Indian subadviser to Pioneer Indo-Asia Fund. As the Indian subadviser to the fund, Kothari Pioneer identifies and analyzes industries and individual issuers of Indian securities, provides analyses of economic and political trends and developments and their potential effect on India's securities markets and the fund's investments, monitors regulatory and procedural developments occurring in Indian securities markets, and reviews and analyzes the fund's Indian investments.

     Kothari Pioneer is a joint venture of Pioneer and the Investment Trust of India Limited ("ITI"), a corporation organized under the laws of India. ITI was established in 1946 and is one of India's leading providers of financial services. Kothari Pioneer's main office is at Kothari Buildings, 117, N.H. Road, Madras, 600 034 India.

     At meetings of the board of trustees of Pioneer Indo-Asia Fund held on June 13, 2000 and July 11, 2000, the trustees, including all of the trustees who are not "interested persons" of the fund, Pioneer, Kothari Pioneer or UniCredito, unanimously approved as in the best interest of shareholders, and voted to recommend that the shareholders of the fund approve, a proposal to adopt a new subadvisory contract (the "proposed subadvisory contract") effective upon UniCredito's purchase of 100% of PGI.

     Shareholders of Pioneer Indo-Asia Fund are being asked to approve the proposed subadvisory contract with Kothari Pioneer. UniCredito's purchase of 100% of PGI and the restructuring of UniCredito's investment management business will constitute an "assignment" (as defined in the 1940 Act) of Pioneer's current subadvisory contract with Kothari Pioneer (the "existing subadvisory contract"). As required by the 1940 Act, the existing subadvisory contract provides for its automatic termination in the event of an assignment. Accordingly, the existing subadvisory contract will terminate upon the consummation of the Transaction and the proposal to adopt a new subadvisory contract is being proposed to enable Kothari Pioneer to continue to manage the fund's investments in Indian securities.


Terms of the proposed subadvisory contract and existing subadvisory contract

     The terms of Pioneer Indo-Asia Fund's proposed subadvisory contract are substantially identical to the terms of the fund's existing subadvisory contract, except for the dates of execution, effectiveness and termination. Pioneer, and not the fund, pays a portion of the fee it receives from the fund to Kothari Pioneer as compensation for Kothari Pioneer's subadvisory services to the fund. The stated subadvisory fee to be paid by Pioneer is identical under the proposed subadvisory contract and the existing subadvisory contract. All the terms described below with respect to the fund's proposed subadvisory contract were contained in the existing subadvisory contract.

     The following summary of the proposed subadvisory contract is qualified by reference to the form of proposed subadvisory contract attached to this proxy statement as Exhibit A3.

     Subadvisory services. The subadvisory services to be provided by Kothari Pioneer to Pioneer Indo-Asia Fund under the proposed subadvisory contract are identical to those provided by Kothari Pioneer under the fund's existing subadvisory contract. Pursuant to the terms of the fund's subadvisory contract, Kothari Pioneer serves as adviser with regard to the fund's investment in Indian securities. However, Kothari Pioneer is not authorized to buy or sell securities for the account of the fund without Pioneer's prior written authorization. Pioneer determines the amount of the fund's assets invested from time to time in Indian securities. There is no minimum or maximum percentage of the fund's assets that is invested in Indian securities. The maximum percentage of the fund's assets invested in Indian securities was 20% during the fund's most recently completed fiscal year.

     Subadvisory fees. For its services, Kothari Pioneer is entitled to a subadvisory fee from Pioneer. Pioneer Indo-Asia Fund has no responsibility to pay any fee to Kothari Pioneer. The method and rate for calculating the subadvisory fee will be the same under the proposed subadvisory contract as under the existing subadvisory contract. Under both the existing and proposed subadvisory contracts, Pioneer pays Kothari Pioneer a fee at an annual rate expressed as a percentage of the fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depositary receipts for securities traded in India's securities markets, as follows:

                         Assets                    Fee
                 ---------------------     ---------------------
                    $0 to 15 million               0.10%
                    $15 to 45 million              0.20%
                    $45 to 60 million              0.40%
                    Over $60 million               0.60%

     There will be no increase in the subadvisory fee rate in connection with the Transaction. If the proposed subadvisory contract had been in effect for Pioneer Indo-Asia Fund's most recently completed fiscal year, the amount of subadvisory fees payable to Kothari Pioneer by Pioneer would have been identical to those payable under the existing subadvisory contract.

     The aggregate amount of investment subadvisory fees paid by Pioneer to Kothari Pioneer for Pioneer Indo-Asia Fund's most recently completed fiscal year is set forth in Exhibit C to this proxy statement. The date that the existing subadvisory contract was most recently submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit C.


Other provisions under the existing and proposed subadvisory contracts

     Standard of care. Under the existing and proposed subadvisory contracts, Kothari Pioneer "will not be liable for any error of judgment or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security" on the recommendation of Kothari Pioneer. Kothari Pioneer, however, shall not be protected against liability by reason of its "(a) willful misfeasance, bad faith or gross negligence in the performance of its duties, (b) its reckless disregard of its obligations and duties under" either the existing or proposed subadvisory contracts, or (c) any mistake or negligence of Kothari Pioneer with respect to applicable law, the direction of portfolio transactions to affiliated broker dealers in violation of either contract, Kothari Pioneer's responsibilities with respect to corporate actions of issuers of securities held by the fund, but not registered in the fund's name, or Kothari Pioneer's responsibility for ensuring compliance with transaction volume limits with respect to the fund's investments in Indian securities markets.

     Other provisions. The existing and proposed subadvisory contracts include provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Kothari Pioneer is an independent contractor and not an employee of Pioneer or the fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; and (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable.

Miscellaneous

     If approved by shareholders of Pioneer Indo-Asia Fund, the proposed subadvisory contract will become effective upon UniCredito's purchase of 100% of PGI and will continue in effect until December 31, 2001 and thereafter will continue from year to year subject to annual approval by the board of trustees in the same manner as the existing subadvisory contract. The proposed subadvisory contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party, by vote of its board or by a vote of the fund's board of trustees or by vote of a majority of the outstanding voting securities of the fund and upon 60 days' written notice.


Factors considered by the trustees

     The trustees of Pioneer Indo-Asia Fund determined that the terms of the proposed subadvisory contract are fair and reasonable and that approval of the proposed subadvisory contract on behalf of the fund is in the best interests of the fund. The trustees also determined that the continuity and efficiency of management services after the consummation of the Transaction can best be assured by approving the proposed subadvisory contract on behalf of the fund. The trustees believe that the proposed subadvisory contract will enable the fund to continue to enjoy high quality investment subadvisory services with regard to its Indian investments at costs which they deem appropriate, reasonable and in the best interests of the fund and its shareholders.

     In evaluating the proposed subadvisory contract, the trustees reviewed materials furnished by Pioneer, Kothari Pioneer and UniCredito, including information regarding Pioneer, Kothari Pioneer, UniCredito, Rolo Banca, their respective affiliates and their personnel, operations and financial condition. The trustees also reviewed the terms of the Transaction and its possible effects on the fund and its shareholders. Representatives of Pioneer discussed with the trustees the anticipated effects of the Transaction and, together with a representative of UniCredito, indicated their belief that as a consequence of the proposed transaction, the operations of the fund and the capabilities of Kothari Pioneer to provide subadvisory and other services to the fund would not be materially adversely affected and may be enhanced by the resources of UniCredito, though there could be no assurance as to any particular benefits that may result.

     The trustees also specifically considered the following as relevant to their recommendations: (1) that the terms of the proposed subadvisory contract are substantially identical to those of the existing subadvisory contract, except for different execution dates, effective dates, and termination dates and certain immaterial changes; (2) the favorable history, reputation, qualification and background of Pioneer, Kothari Pioneer and UniCredito, as well as the qualifications of their personnel and their respective financial conditions; (3) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (4) the relative performance of the fund since commencement of operations to comparable mutual funds and unmanaged indices; (5) the commitment of PGI to pay the expenses of the fund in connection with the Transaction so that shareholders of the fund would not have to bear such expenses; (6) the possibility of benefits that may be realized by the fund as a result of Pioneer's affiliation with UniCredito, including any resources of UniCredito that would be available to Pioneer; and (7) other factors deemed relevant by the trustees. The trustees deemed the factors set forth in clauses (1), (2), (3) and (6) to be particularly persuasive in their decision to recommend to shareholders of the fund that they approve the proposed subadvisory contract. The trustees considered the other factors set forth above to be relevant to a lesser extent than those set forth in clauses
(1), (2), (3) and (6).


Trustees' recommendation

     The independent trustees of Pioneer Indo-Asia Fund held meetings to consider the proposed subadvisory contract and the Transaction on May 25, 2000, June 8, 2000, June 12, 2000 and July 11, 2000, and the entire board of trustees considered the proposal at meetings held on June 13, 2000 and July 11, 2000. Based on their evaluation of the materials presented and assisted by the advice of independent counsel, the trustees at the meetings held on June 13, 2000 and July 11, 2000, including all the trustees who are not "interested persons" of the fund, Pioneer, Kothari Pioneer or UniCredito, unanimously concluded that the terms of the proposed subadvisory contract for the fund are reasonable, fair and in the best interests of the fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The trustees, by a unanimous vote cast at the meetings, approved and voted to recommend to the shareholders of the fund that they approve the proposed subadvisory contract.

     If the shareholders of Pioneer Indo-Asia Fund do not approve the proposed subadvisory contract and the purchase by UniCredito of 100% of PGI is completed, the trustees of the fund would consider what further action to take consistent with their fiduciary duties to the fund. Such actions may include obtaining for the fund interim subadvisory services at cost or at the current fee rate either from Kothari Pioneer or from another subadviser. Thereafter, the trustees of the fund would recommend that Pioneer either negotiate a new subadvisory agreement with another subadviser approved by the trustees or make other appropriate arrangements. In the event UniCredito's purchase of 100% of PGI is not completed, Kothari Pioneer would continue to serve as subadviser of the fund pursuant to the terms of the existing subadvisory contract.


Required vote

     As provided under the 1940 Act, approval of the proposed subadvisory contract will require the vote of a "majority of the outstanding voting securities" of Pioneer Indo-Asia Fund, as described in Proposal 1(a).

     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of the proposed subadvisory contract.

                                   PROPOSAL 2

                          ELECTION OF BOARD OF TRUSTEES

     Shareholders of each fund other than Pioneer Real Estate Shares are being asked to consider the election of eight nominees to the board of trustees of their respective fund. Shareholders of Pioneer Real Estate Shares are being asked to consider the election of nine nominees to the board of trustees. All of the nominees for election currently serve as trustees for each fund for which such person is a nominee. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the fund's board of trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the fund.


     The following table sets forth each nominee's position(s) with each fund, and his or her age, address, principal occupation and employment during the past five years and any other directorship held. The table also indicates the number of shares of each fund beneficially owned by each nominee, directly or indirectly, on May 31, 2000.

                                                                             Number of shares
                                                                                 owned and
                                                                            percentage of total
   Name (age), position(s)         Principal occupation or employment       shares outstanding
 with each fund and address             and trustee/directorships            on May 31, 2000+
----------------------------   ------------------------------------------   -------------------
John F. Cogan, Jr.* (74)       President, Chief Executive Officer and a      12,861 (Class A)
Chairman of the Board,         Director of PGI; Chairman and a                  (0.12%)(1)
President and Trustee          Director of Pioneer, PFD, Closed Joint-        1,255 (Class A)
60 State Street                Stock Company "Forest-Starma" and                 (0.01%)(2)
Boston, MA 02109               Pioneer Global Funds Distributor, Ltd.;       144,469 (Class A)
                               Director of Pioneer Real Estate                  (1.19%)(3)
                               Advisors, Inc. ("PREA"), Pioneer              180,248 (Class A)
                               Forest, Inc., Pioneer Management                 (0.08%)(4)
                               (Ireland) Limited ("PMIL"), Pioneer           28,373 (Class A)
                               First Investment Fund and PIOGlobal              (0.33%)(5)
                               Corporation ("PIOGlobal"); President           9,456 (Class A)
                               and Director of Pioneer International             (0.05%)(6)
                               Corporation ("PIntl"), Pioneer First           7,671 (Class A)
                               Russia, Inc. ("PFR") and Pioneer                  (0.08%)(7)
                               Omega, Inc. ("Pioneer Omega");                201,091 (Class A)
                               Member of the Supervisory Board of               (0.15%)(8)
                               Pioneer Fonds Marketing GmbH,                 12,745 (Class Y)
                               Pioneer First Polish Investment Fund             (6.00%)(8)
                               Joint Stock Company ("Pioneer First            4,589 (Class A)
                               Polish"), Pioneer Czech Investment                (0.01%)(9)
                               Company, a.s. ("Pioneer Czech") and           22,323 (Class A)
                               Pioneer Universal Pension Fund                  (1.17%)(10)
                               Company; Chairman, President and              21,650 (Class A)
                               Trustee of all of the Pioneer mutual            (0.97%)(11)
                               funds; Director of Pioneer America            11,328 (Class A)
                               Fund Plc, Pioneer Diversified Income            (0.16%)(12)
                               Fund Plc, Pioneer Global Equity Fund          627,947 (Class A)
                               Plc, Pioneer Global Bond Fund Plc,               (6.58%)(13)
                               Pioneer Euro Reserve Fund Plc,                1,780 (Class A)
                               Pioneer European Equity Fund Plc,               (0.07%)(14)
                               Pioneer Emerging Europe Fund Plc,             22,947 (Class A)
                               Pioneer Greater Asia Fund Plc, Pioneer          (0.05%)(15)
                               U.S. Growth Fund Plc and Pioneer US            3,189 (Class A)
                               Real Estate Fund Plc (collectively, the          (0.01%)(16)
                               "Irish Funds"); and Of Counsel, Hale          49,877 (Class A)
                               and Dorr LLP (counsel to PGI and the            (1.76%)(17)
                               funds).                                       11,793 (Class Y)
                                                                               (18.68%)(17)
                                                                             14,611 (Class A)
                                                                               (1.57%)(19)
                                                                             9,362 (Class A)
                                                                                (0.03%)(20)
                                                                             62,973 (Class A)
                                                                               (0.04%)(21)

                                                                              Number of shares
                                                                                 owned and
                                                                            percentage of total
   Name (age), position(s)          Principal occupation or employment       shares outstanding
 with each fund and address             and trustee/directorships             on May 31, 2000+
----------------------------   -------------------------------------------  -------------------
Mary K. Bush (52)              President, Bush & Co. (international                 109
Trustee                        financial advisory firm); Director and/or        (<0.01%)(1)
4201 Cathedral Ave., N.W.      Trustee of Mortgage Guaranty                        104
Washington, D.C. 20016         Insurance Corporation, Hoover                    (<0.01%)(2)
                               Institution, March of Dimes, Texaco,                118
                               Inc., R.J. Reynolds Tobacco Holdings,            (<0.01%)(3)
                               Inc. and Brady Corporation. Advisory                 85
                               Board Member, Washington Mutual                  (<0.01%)(5)
                               Investors Fund (registered investment                35
                               company); and Trustee of all of the              (<0.01%)(6)
                               Pioneer mutual funds, except Pioneer                 34
                               Variable Contracts Trust.                        (<0.01%)(7)
                                                                                    32
                                                                                (<0.01%)(8)
                                                                                    48
                                                                                (<0.01%)(9)
                                                                                   102
                                                                                (<0.01%)(11)
                                                                                    82
                                                                                (<0.01%)(12)
                                                                                    64
                                                                                (<0.01%)(15)
                                                                                    54
                                                                                (<0.01%)(16)
                                                                                    75
                                                                                (<0.01%)(17)
                                                                                    48
                                                                                (<0.01%)(18)
                                                                                    52
                                                                                (<0.01%)(22)

Blake Eagle++ (67)             Chairman of the Center for Real Estate,             --
Trustee of Pioneer Real        Massachusetts Institute of Technology
Estate Shares                  since 1994; Member of the Capital
Massachusetts Institute of     Markets Task Force for the Urban
Technology                     Land Institute; Director of Bentall
Building W31 310               Corporation (Canadian real estate
Cambridge, MA 02139            firm), Cornerstone Properties, Inc.
                               (real estate firm listed on the Frankfurt
                               Stock Exchange) and Storage Trust
                               Realty (real estate firm listed on the New
                               York Stock Exchange); Chairman of the
                               Institutional Real Estate Clearinghouse (a
                               nonprofit organization); Member of the
                               Real Estate Advisory Committee of the
                               New York State Teachers' Retirement
                               Plan; and Member of the Shared
                               Investment Committee of Copley
                               Investors Limited Partnership.

                                                                             Number of shares
                                                                                 owned and
                                                                            percentage of total
    Name (age), position(s)          Principal occupation or employment     shares outstanding
  with each fund and address             and trustee/directorships           on May 31, 2000+
------------------------------   -----------------------------------------  -------------------
Richard H. Egdahl, M.D. (73)     Alexander Graham Bell Professor of           2,338 (Class A)
Trustee                          Health Care Entrepreneurship, Boston           ( 0.01%)(16)
Boston University                University; Professor of Management,
Healthcare Entrepreneurship      Boston University School of
Program                          Management; Professor of Public
53 Bay State Road                Health, Boston University School of
Boston, MA 02215                 Public Health; Professor of Surgery,
                                 Boston University School of Medicine;
                                 University Professor, Boston University;
                                 Director, Boston University Health
                                 Policy Institute, University Program for
                                 Health Care Entrepreneurship; Trustee,
                                 Boston Medical Center; and Trustee of
                                 all of the Pioneer mutual funds.

Margaret B.W. Graham (53)        Founding Director, The Winthrop               190 (Class A)
Trustee                          Group, Inc. (consulting firm); and             (<0.01%)(6)
The Keep                         Trustee of all of the Pioneer mutual          314 (Class A)
P.O. Box 110                     funds, except Pioneer Variable                 (<0.01%)(7)
Little Deer Isle, ME 04650       Contracts Trust.                              23 (Class A)
                                                                                (<0.01%)(8)
                                                                               29 (Class A)
                                                                                (<0.01%)(12)
                                                                               341 (Class A)
                                                                                (<0.01%)(15)
                                                                               89 (Class A)
                                                                                (<0.01%)(17)
                                                                               87 (Class A)
                                                                                (<0.01%)(21)

                                                                             Number of shares
                                                                                 owned and
                                                                            percentage of total
   Name (age), position(s)         Principal occupation or employment       shares outstanding
 with each fund and address            and trustee/directorships             on May 31, 2000+
----------------------------   -----------------------------------------    -------------------
Marguerite A. Piret (52)       President, Newbury, Piret & Company,            108 (Class A)
Trustee                        Inc. (merchant banking firm); Trustee            (<0.01%)(1)
One Boston Place               of Boston Medical Center; Member of             135 (Class A)
26th Floor                     the Board of Governors of the                    (<0.01%)(2)
Boston, MA 02108               Investment Company Institute; Director,         13,717 (Class A)
                               Organogenesis Inc. (tissue engineering           (0.01%)(4)
                               company); and Trustee of all of the             183 (Class A)
                               Pioneer mutual funds.                            (<0.01%)(5)
                                                                               64 (Class A
                                                                               (<0.01%)(6)
                                                                               952 (Class A)
                                                                                (0.01%)(7)
                                                                               47 (Class A)
                                                                               (<0.01%)(8)
                                                                               646 (Class A)
                                                                                (<0.01%)(9)
                                                                               104 (Class A)
                                                                                (0.01%)(11)
                                                                               394 (Class A)
                                                                                (0.01%)(12)
                                                                               336 (Class A)
                                                                                <0.01%)(13)
                                                                               365 (Class A)
                                                                                (0.01%)(14)
                                                                               642 (Class A)
                                                                               (<0.01%)(15)
                                                                               477 (Class A)
                                                                               (<0.01%)(16)
                                                                               98 (Class A)
                                                                               (<0.01%)(17)
                                                                               190 (Class A)
                                                                               (<0.01%)(18)
                                                                               54 (Class A)
                                                                               (0.01%)(19)
                                                                               108 (Class A)
                                                                               (<0.01%)(20)
                                                                               63 (Class A)
                                                                               (<0.01%)(21)
                                                                               306 (Class A)
                                                                                (0.97%)(22)

                                                                             Number of shares
                                                                                owned and
                                                                            percentage of total
   Name (age), position(s)         Principal occupation or employment        shares outstanding
 with each fund and address            and trustee/directorships             on May 31, 2000+
----------------------------   -----------------------------------------    -------------------
David D. Tripple* (56)         Executive Vice President and a Director        2,490 (Class A)
Executive Vice President       of PGI; President and a Director of               (0.02%)(1)
and Trustee                    Pioneer and PFD; Director of                  146,191 (Class A)
60 State Street                Pioneering Services Corporation                  (0.06%)(4)
Boston, MA 02109               ("PSC"), PIntl, PIOGlobal, Pioneer             3,736 (Class Y)
                               Omega, PMIL and the Irish Funds;                 (1.76%)(8)
                               Member of the Supervisory Board of             3,316 (Class Y)
                               Pioneer First Polish, Pioneer Czech and          (0.90%)(9)
                               Pioneer Asset Management, S.A.; and            12,362 (Class A)
                               Executive Vice President and Trustee of          (0.55%)(11)
                               all of the Pioneer mutual funds.               1,166 (Class A)
                                                                               (<0.01%)(15)
                                                                              3,847 (Class Y)
                                                                                (6.09%)(17)
                                                                              187 (Class A)
                                                                              (<0.01%)(20)
                                                                              7,742 (Class A)
                                                                               (<0.01%)(21)

Stephen K. West (71)           Of Counsel, Sullivan & Cromwell (law           415 (Class A)
Trustee                        firm); Director, Dresdner RCM Global            (<0.01%)(6)
125 Broad Street               Strategic Income Fund, Inc. since May          631 (Class A)
New York, NY 10004             1997 and The Swiss Helvetia Fund, Inc.          (<0.01%)(9)
                               since 1995 (investment companies),             545 (Class A)
                               AMVESCAP PLC (investment                        (<0.01%)(16)
                               managers) since 1997 and ING                   3,840 (Class A)
                               American Insurance Holdings, Inc.;               (0.14%)(17)
                               and Trustee of all of the Pioneer
                               mutual funds.

                                                                             Number of shares
                                                                                 owned and
                                                                            percentage of total
   Name (age), position(s)         Principal occupation or employment       shares outstanding
 with each fund and address             and trustee/directorships            on May 31, 2000+
----------------------------   ------------------------------------------   -------------------
John Winthrop (64)             President, John Winthrop & Co., Inc.           1,300 (Class A)
Trustee                        (private investment firm); Director of           (0.01%)(1)
One North Adgers Wharf         NUI Corp. (energy sales, services and          1,355 (Class A)
Charleston, SC 29401           distribution); and Trustee of all of the         (0.01%)(2)
                               Pioneer mutual funds, except Pioneer           8,118 (Class A)
                               Variable Contracts Trust.                        (0.07%)(3)
                                                                              188,279 (Class A)
                                                                                (0.08%)(4)
                                                                              5,023 (Class A)
                                                                                (0.06%)(5)
                                                                              2,082 (Class A)
                                                                                (0.01%)(6)
                                                                              3,423 (Class A)
                                                                                (0.04%)(7)
                                                                              1,374 (Class A)
                                                                                (<0.01%)(8)
                                                                              1,226 (Class A)
                                                                                (<0.01%)(9)
                                                                              924 (Class A)
                                                                                (0.05%)(10)
                                                                              1,236 (Class A)
                                                                                (0.06%)(11)
                                                                              3,827 (Class A)
                                                                                (0.05%)(12)
                                                                              3,404 (Class A)
                                                                                (0.04%)(13)
                                                                              707 (Class A)
                                                                               (0.01%)(14)
                                                                              2,236 (Class A)
                                                                               (<0.01%)(15)
                                                                              2,929 (Class A)
                                                                                (0.01%)(16)
                                                                              5,707 (Class A)
                                                                                (0.20%)(17)
                                                                              1,058 (Class A)
                                                                                (0.01%)(18)
                                                                              1,335 (Class A)
                                                                                (0.14%)(19)
                                                                              6,344 (Class A)
                                                                                (0.02%)(20)
                                                                              1,812 (Class A)
                                                                               (<0.01%)(21)
                                                                              1,016 (Class A)
                                                                               (0.07%)(22)

------------
   * Messrs. Cogan and Tripple are "interested persons" of each fund and Pioneer within the meaning of Section 2(a)(19) of the 1940 Act.
   + As of May 31, 2000, the trustees and officers of the fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the outstanding shares of any class of Pioneer American Income Trust, Pioneer Balanced Fund, Pioneer Cash Reserves Fund, Pioneer International Growth Fund, Pioneer Micro-Cap Fund, Pioneer Mid-Cap Fund, Pioneer Small Company Fund, Pioneer Science & Technology Fund, Pioneer Tax-Free Income Fund, Pioneer Tax-Managed Fund, Pioneer II and any other fund unless otherwise noted below. As of May 31, 2000, the trustees and officers beneficially owned, directly or indirectly, in the aggregate the following percentages of these classes of the funds: Pioneer Bond Fund--Class A (1.26%), Pioneer Emerging Markets Fund--Class Y (1.15%), Pioneer Equity-Income Fund--Class Y (9.38%), Pioneer Europe Fund--Class Y (3.13%), Pioneer Fund--Class Y (17.08%), Pioneer Growth Shares--Class Y (3.41%), Pioneer High Yield Fund--Class A (1.21%), Pioneer Indo-Asia Fund--Class A (1.58%), Pioneer Limited Maturity Bond Fund--Class A (6.62%), Pioneer Mid-Cap Value Fund--Class Y (3.46%), Pioneer Real Estate Shares--Class A (2.10%) and Class Y (24.77%), Pioneer Strategic Income Fund--Class A (1.72%) and Pioneer World Equity Fund--Class A (1.07%).
  ++ For consideration by shareholders of Pioneer Real Estate Shares only.
 (1) Pioneer America Income Trust
 (2) Pioneer Balanced Fund
 (3) Pioneer Bond Fund
 (4) Pioneer Cash Reserves Fund
 (5) Pioneer Emerging Markets Fund
 (6) Pioneer Equity-Income Fund
 (7) Pioneer Europe Fund
 (8) Pioneer Fund
 (9) Pioneer Growth Shares
(10) Pioneer High Yield Fund
(11) Pioneer Indo-Asia Fund
(12) Pioneer International Growth Fund
(13) Pioneer Limited Maturity Bond Fund
(14) Pioneer Micro-Cap Fund
(15) Pioneer Mid-Cap Fund
(16) Pioneer Mid-Cap Value Fund
(17) Pioneer Real Estate Shares
(18) Pioneer Small Company Fund
(19) Pioneer Strategic Income Fund
(20) Pioneer Tax-Free Income Fund
(21) Pioneer II
(22) Pioneer World Equity Fund

     Each nominee has served as a trustee for each fund since the later of (i) the fund's inception or the date on which Pioneer was appointed as investment adviser and (ii) since 1982 for Mr. Cogan, 1997 for Ms. Bush, 1996 for Mr. Eagle, 1992 for Dr. Egdahl, 1990 for Ms. Graham, 1982 for Ms. Piret, 1986 for Mr. Tripple, 1993 for Mr. West and 1985 for Mr. Winthrop.

     Ms. Piret, Mr. West and Mr. Winthrop serve on the audit committee of the board of trustees for each fund. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. Ms. Graham, Ms. Piret and Mr. Winthrop serve on the nominating committee of the board of trustees for each fund. The primary responsibility of the nominating committee is the selection and nomination of candidates to serve as independent trustees. The nominating committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

     Meetings of the board of trustees for each fund are held concurrently. During the most recently completed fiscal year for each fund other than Pioneer Real Estate Shares, the board of trustees held 12 meetings, the audit committee held 11 meetings and the nominating committee did not hold any meetings. During the most recently completed fiscal year for Pioneer Real Estate Shares, the board of trustees held four meetings, the audit committee held four meetings and the nominating committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees, if any, held during each fund's most recently completed fiscal year.

     As of May 31, 2000, Mr. Cogan beneficially owned 3,623,002 shares (13.36%) of the outstanding common stock of PGI. Mr. Cogan's beneficial holdings included 749,708 shares held in trusts with respect to which he may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which he has the right to acquire under outstanding options within 60 days of May 31, 2000. At such date, David D. Tripple owned beneficially 358,485 shares (1.24%) of the outstanding common stock of PGI. None of the other nominees own more than 1% of the outstanding common stock of PGI.


Other executive officers

     In addition to Messrs. Cogan and Tripple, who serve as executive officers of each fund, the following table provides information with respect to the other executive officers of each fund. Each executive officer is elected by the board of trustees and serves until his successor is chosen and qualified or until his resignation or removal by the board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.


 Name (age), and position with each fund                      Principal occupation(s)
-----------------------------------------   -----------------------------------------------------------
Eric W. Reckard (44), Treasurer             Executive Vice President, Chief Financial Officer and
                                            Treasurer of PGI since June 1999; Treasurer of Pioneer,
                                            PFD, PSC, PIntl, PREA, PFR and Pioneer Omega since
                                            June 1999; Vice President-Corporate Finance of PGI
                                            from February 1999 to June 1999; Manager of Fund
                                            Accounting, Business Planning and Internal Audit of PGI
                                            since September 1996; Manager of Fund Accounting and
                                            Compliance of PGI from May 1995 to September 1996;
                                            and Treasurer of all of the Pioneer mutual funds
                                            (Assistant Treasurer prior to June 1999).

Joseph P. Barri (53), Secretary             Corporate Secretary of PGI and most of its subsidiaries;
                                            Secretary of all of the Pioneer mutual funds; and Partner,
                                            Hale and Dorr LLP.

 Name (age), and position with each fund                    Principal occupation(s)
-----------------------------------------   -------------------------------------------------------
Vincent Nave (55), Assistant                Vice President-Fund Accounting, Administration and
Treasurer                                   Custody Services of Pioneer (Manager from September
                                            1996 to February 1999); and Assistant Treasurer of all
                                            of the Pioneer mutual funds since June 1999.

Robert P. Nault (36), Assistant             Senior Vice President of PGI since 1998; General
Secretary                                   Counsel and Assistant Secretary of PGI; Assistant
                                            Secretary of Pioneer, certain other PGI subsidiaries
                                            and all of the Pioneer mutual funds; and Assistant
                                            Clerk of PFD and PSC.

Remuneration of trustees and officers

     Compensation paid by the funds to Messrs. Cogan and Tripple, who are interested persons of Pioneer, is reimbursed to the funds by Pioneer. None of the funds pay the salary or other compensation of its officers. See Exhibit E to this proxy statement for information regarding the compensation paid by all of the investment companies in the Pioneer Family of Funds to the trustees for their services.


Investment adviser, administrator and principal underwriter

     Pioneer and PFD, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serve as investment adviser and administrator and principal underwriter, respectively, to each fund.


Required vote

     In accordance with each fund's declaration of trust, the vote of a plurality of all of the shares of a fund voted at the shareholder meeting is sufficient to elect the nominees. This means that, with respect to each fund, the eight nominees (nine nominees with respect to Pioneer Real Estate Shares) receiving the greatest number of votes will be elected to the board of that fund. The election of trustees is not contingent upon UniCredito's purchase of 100% of PGI or the approval of the proposed management contracts.


Recommendation

     For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of each of the nominees.


                       INFORMATION CONCERNING THE MEETING


Outstanding shares and quorum

     See Exhibit F to this proxy statement for the number of shares of beneficial interest of each fund that are outstanding as of the record date. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each fund that are entitled to vote will be considered a quorum for the transaction of business by that fund.

Ownership of shares of the funds

     Each person that, to the knowledge of the funds, owned of record or beneficially 5% or more of the outstanding shares of any of the funds as of May 31, 2000 is listed in Exhibit G to this proxy statement.


Shareholder proposals

     The funds are not required to hold annual meetings of shareholders and do not currently intend to hold meetings of shareholders in 2001. Shareholder proposals to be presented at the next meeting of shareholders of a fund, whenever held, must be received at the funds' offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.


Shares held in retirement plans

     The trustee or custodian of certain retirement plans is permitted to vote any shares held in such plans in proportion to the percentages voted by shareholders in person and by proxy, or in some cases, if necessary to obtain a quorum.


Proxies, quorum and voting at the meeting

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the funds. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment thereof.

     With respect to each fund, a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that, at the time any session of the shareholder meeting for a fund is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting with respect to that fund to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the board of trustees for a fund, have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting with respect to that fund to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the applicable fund present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of each fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of a fund's shares present at the shareholder meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of that fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

     The special shareholder meeting is scheduled as a joint meeting of the funds' shareholders because the shareholders of each fund are expected to consider and vote on similar matters. The boards of trustees have determined that the use of a joint proxy statement is in the best interest of the shareholders of each fund. In the event that a shareholder of any fund present at the shareholder meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such fund to a time immediately after the shareholder meeting so that such fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each fund will vote separately on each proposal relating to their fund and, except as otherwise noted in this proxy statement, an unfavorable vote on a proposal by the shareholders of one fund will not affect the implementation of such proposal approved by the shareholders of another fund.


Other business

     While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.


Method of solicitation and expenses

     The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by PGI. In addition to soliciting proxies by mail, PGI may, at its expense, have one or more of the funds' officers, representatives or compensated third-party agents, including Pioneer, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. PGI has retained D.F. King &Co., Inc. ("D.F. King") to assist in the solicitation of proxies for all funds in the Pioneer Family of Funds at an approximate cost of $100,000 to PGI. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from D.F. King in an effort to urge them to vote.

     The funds may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The funds are unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

     Persons holding shares as nominees will be reimbursed by PGI, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

     July 24, 2000

                                   EXHIBIT A1

                      FORM OF PROPOSED MANAGEMENT CONTRACT

   PIONEER AMERICA INCOME TRUST                     PIONEER MICRO-CAP FUND
       PIONEER BALANCED FUND                         PIONEER MID-CAP FUND
         PIONEER BOND FUND                        PIONEER MID-CAP VALUE FUND
    PIONEER CASH RESERVES FUND                    PIONEER REAL ESTATE SHARES
   PIONEER EMERGING MARKETS FUND               PIONEER SCIENCE & TECHNOLOGY FUND
   PIONEER EQUITY-INCOME FUND                     PIONEER SMALL COMPANY FUND
       PIONEER EUROPE FUND                      PIONEER STRATEGIC INCOME FUND
           PIONEER FUND                          PIONEER TAX-FREE INCOME FUND
       PIONEER GROWTH SHARES                      PIONEER TAX-MANAGED FUND
      PIONEER HIGH YIELD FUND                             PIONEER II
       PIONEER INDO-ASIA FUND                     PIONEER WORLD EQUITY FUND

     THIS AGREEMENT dated as of this     day of      , 2000 between [Fund
Name], a [Delaware/Massachusetts] business trust (the "Trust"), and Pioneer Investment Management, Inc., a Delaware corporation (the "Manager").


                               W I T N E S S E T H

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

     WHEREAS, the parties hereto deem it mutually advantageous that the Manager should be engaged, subject to the supervision of the Trust's Board of Trustees and officers, to manage the Trust.

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Manager do hereby agree as follows:

      1. The Manager will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Trust, consistent with the investment objective[s] and policies of the Trust. The Manager will determine from time to time what securities shall be purchased for the Trust, what securities shall be held or sold by the Trust and what portion of the Trust's assets shall be held uninvested as cash, subject always to the provisions of the Trust's [Certificate of Trust, Agreement and] Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the Commission, and to the investment objective[s], policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Manager will exercise full discretion and act for the Trust in the same manner and with


                                      A1-1
the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

      2. The Manager will, to the extent reasonably required in the conduct of the business of the Trust and upon the Trust's request, furnish to the Trust research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Trust shall at the time have any investment in such industries, businesses, corporations or securities. The Manager will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or securities.

      3. The Manager will maintain all books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (9) and
(10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Trust) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Manager will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request.


      4. Except as otherwise provided herein, the Manager, at its own expense, shall furnish to the Trust office space in the offices of the Manager, or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the Trust's affairs and investments, and shall arrange, if desired by the Trust, for members of the Manager's organization to serve as officers or agents of the Trust.

      5. The Manager shall pay directly or reimburse the Trust for: (i) the compensation (if any) of the Trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Manager and all officers of the Trust as such; and (ii) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Manager or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust.

      6. The Trust shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation


                                      A1-2
of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies;
(viii) charges and expenses of legal counsel to the Trust and the Trustees;
(ix) any distribution fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the Trust (other than as Trustees), The Pioneer Group, Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

      7. In addition to the expenses described in Section 6 above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.

      8. [For investment advisory fee information for each fund, please see Exhibit B to the proxy statement.]

      9. The management fee payable hereunder shall be computed daily and paid monthly in arrears. In the event of termination of this Agreement, the fee provided in Section 8 shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. The Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.

     11. It is understood that the Manager may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Trust by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or any such Subadviser, and otherwise approved in accordance with the requirements of the 1940 Act or an exemption therefrom. The authority given to the Manager in Sections 1 through 13 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. The Trust agrees that the Manager shall not be accountable to the Trust or the Trust's shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though the Manager retains the right to reverse any such investment because, in the event a Subadviser is retained, the Trust and the Manager will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.


                                      A1-3

     12. The Manager will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Manager, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Manager against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     13. Nothing in this Agreement will in any way limit or restrict the Manager or any of its officers, directors, or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Manager may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Manager to or with the Trust or deemed to violate or give rise to any duty or obligation of the Manager to the Trust except as otherwise imposed by law. The Trust recognizes that the Manager, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

     14. In connection with purchases or sales of securities for the account of the Trust, neither the Manager nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of securities for the Trust's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for the Trust the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Trust that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Trust with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its or its affiliates' services to other clients. In addition, subject to the Manager's obligation to seek the most favorable execution and net price available, the Manager may consider the sale of the Trust's shares in selecting brokers and dealers.


                                      A1-4

     15. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Manager may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such clients.

     16. This Agreement shall become effective on the date hereof and shall remain in force until December 31, 2001 and from year to year thereafter, but only so long as its continuance is approved in accordance with the requirements of the 1940 Act or an exemption therefrom, subject to the right of the Trust and the Manager to terminate this contract as provided in Section 17 hereof.

     17. Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust or the Manager, as the case may be, and the giving of 60 days' written notice to the other party.

     18. This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.

     19. The Trust agrees that in the event that neither the Manager nor any of its affiliates acts as an investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.

     20. The Manager is an independent contractor and not an employee of the Trust for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Trust, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Trust.

     21. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     22. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     23. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     24. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                      A1-5

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their seal to be hereto affixed as of the day and year first above written.


ATTEST:                                     [FUND NAME]


-----------------------------------         -----------------------------------
Joseph P. Barri                             John F. Cogan, Jr.
Secretary                                   Chairman and President


ATTEST:                                     PIONEER INVESTMENT
                                            MANAGEMENT, INC.

-----------------------------------         -----------------------------------
Joseph P. Barri                             David D. Tripple
Secretary                                   President


                                      A1-6

                                   EXHIBIT A2

                      FORM OF PROPOSED MANAGEMENT CONTRACT

                      Pioneer International Growth Fund and
                     Pioneer Limited Maturity Bond Fund only

     THIS AGREEMENT dated this      day of      , 2000 between [Fund Name], a
Massachusetts business trust (the "Fund"), and Pioneer Investment Management, Inc., a Delaware corporation (the "Manager").


                               W I T N E S S E T H

     WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended.

     WHEREAS, the parties hereto deem it mutually advantageous that the Manager should assist the Fund's Board of Trustees and officers in the management of the Fund's securities portfolio.

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Fund and the Manager do hereby agree as follows:

      1. The Manager is authorized to buy and sell securities and to designate brokers to carry out such transactions, subject to the following limitations. The Manager may not:

        (a) make any purchase the cost of which exceeds funds currently available; or

        (b) make any purchase that would violate any fundamental policy or restriction in the Fund's prospectus or statement of additional information as in effect from time to time.

      2. The Manager, at its own expense, shall furnish to the Fund office space in the offices of the Manager, or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and supervising the keeping of the books of the Fund and shall arrange, if desired by the Fund, for members of the Manager's organization to serve as officers or agents of the Fund.

     The Manager shall pay directly or reimburse the Fund for: (i) the compensation (if any) of the Trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Manager and all officers of the Fund as such, (ii) all expenses not hereinafter specifically assumed by the Fund where such expenses are incurred by the Manager or by the Fund in connection with the management of the affairs and assets of the Fund, and (iii) all fees of subadvisers who are employed from time to time by the Manager and the Fund to manage portions of the Fund's assets (collectively, the "Subadvisers").


                                      A2-1

     The Fund shall assume and shall pay: (i) charges and expenses for determining from time to time the value of the Fund's net assets and the keeping of its books and records, (ii) the charges and expenses of auditors,
(iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund, (iv) brokers' commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party, (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies, (vi) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities, (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies, (viii) charges and expenses of legal counsel to the Fund and the Trustees, (ix) any distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act, and (x) compensation of those Trustees of the Fund who are not affiliated with, or "interested persons" of, the Manager, the Fund (other than as Trustees), The Pioneer Group, Inc. or Pioneer Funds Distributor, Inc.

      3. It is understood that the Manager may employ one or more Subadvisers under agreements with each such Subadviser. The authorization given to the Manager in Section 1 hereof may be delegated by it under any such agreement to any of the Subadvisers, provided that the Subadvisers shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. While the Manager shall be responsible for allocating assets among the Subadvisers and monitoring their relative performances, the Fund agrees that the Manager should not be accountable to the Fund or its shareholders for any loss or other liability relating to specific investments directed by any Subadviser (even though the Manager retains the right to reverse any such investment), because the Fund and the Manager will be relying almost exclusively on the expertise of the Subadvisers for the selection and monitoring of specific investments directed by the Subadvisers.

      4. [For investment advisory fee information for each fund, please see Exhibit B to the proxy statement.]

      5. Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Manager, as the case may be, and the giving of 60 days' written notice to the other party.

      6. This Agreement shall become effective on the date hereof and shall remain in force until December 31, 2001 and from year to year thereafter, but only so long as its continuance is approved in accordance with the requirements of the 1940 Act or an exemption therefrom, subject to the right of the Fund and the Manager to terminate this Agreement as provided in Section 5 hereof.


                                      A2-2

      7. The Manager and its directors, officers, agents, employees and stockholders may engage in other businesses and may render investment advisory services to other investment companies or to any other corporation, association, firm, individual or account.

      8. The Manager will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Manager, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Manager against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

      9. In connection with purchases or sales of securities for the account of the Fund, neither the Manager nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for the Fund the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Fund that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Fund's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its or its affiliates' services to other clients. In addition, subject to the Manager's obligation to seek the most favorable execution and net price available, the Manager may consider the sale of the Fund's shares in selecting brokers and dealers.

     10. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Manager may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

     11. Except as provided in Section 6 hereof, this Agreement shall continue in full force and effect until terminated by one of the parties hereto as provided in Section 5 hereof.


                                      A2-3

     12. This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.

    13. This Agreement shall become effective as of the date of execution hereof.

     14. Nothing in this Agreement shall be deemed to relieve or deprive the Board of Trustees of the Fund of its responsibility for and control of the Fund.

     15. The parties to this Agreement acknowledge and agree that all liabilities arising hereunder, whether direct or indirect, and of any and every nature whatsoever, including, without limitation, liabilities arising in connection with the agreement, if any, of the Fund or its Trustees set forth herein to indemnify any party to this Agreement or any other person, shall be satisfied out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Fund's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     16. The Fund agrees that in the event that neither the Manager nor any of its affiliates acts as an investment adviser to the Fund, the name of the Fund will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.

     17. The Manager is an independent contractor and not an employee of the Fund for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Fund, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     18. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     19. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     20. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     21. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                      A2-4

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and their seal to be hereto affixed as of the day and year first above written.


ATTEST:                                     [FUND NAME]


-----------------------------------         -----------------------------------
Joseph P. Barri                             John F. Cogan, Jr.
Secretary                                   Chairman and President


ATTEST:                                     PIONEER INVESTMENT
                                            MANAGEMENT, INC.

-----------------------------------         -----------------------------------
Joseph P. Barri                             David D. Tripple
Secretary                                   President


                                      A2-5

                                   EXHIBIT A3

                      FORM OF PROPOSED SUBADVISORY CONTRACT

                           Pioneer Indo-Asia Fund only

     AGREEMENT made as of the    day of        , 2000 by and between PIONEER
INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Manager"), and KOTHARI PIONEER AMC LTD., a corporation organized under the laws of India ("Kothari Pioneer").


                               W I T N E S S E T H

     WHEREAS, the Manager desires to utilize the technical services of Kothari Pioneer as financial counsel with respect to the portfolio investments of Pioneer Indo-Asia Fund, a Delaware business trust and a registered open-end investment company and formerly known as Pioneer India Fund (the "Fund"); and

     WHEREAS, Kothari Pioneer is willing to perform such services on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

     1. Kothari Pioneer's Services. Kothari Pioneer will provide the following technical services, including investment advisory services, to the Manager, which is located outside India:

         (a) Subject to the directions of the Manager and the limitations set forth below and elsewhere herein, Kothari Pioneer will act as investment adviser with respect to such portion of the Fund's assets as the Manager designates from time to time. In such capacity, Kothari Pioneer will purchase, hold and sell portfolio securities and monitor on a continuing basis the performance of such portfolio securities; provided, however, that, before investing any such assets in a particular initial public offering, Kothari Pioneer will obtain the Manager's written authorization to make such investment. Kothari Pioneer will make investments hereunder only in securities markets located in India.

         (b) Kothari Pioneer will advise the Manager on a prompt basis each day by electronic telecommunication of each confirmed purchase and sale of a portfolio security that it effects hereunder, and will provide the Manager with a separate confirmation for each lot involved in the trade. Each such communication will specify the name of the issuer, the full description of the security including its class, the amount or number of shares or units of the security purchased or sold, the market price, commission, government charges and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and, if different, the identity of the clearing broker. Each such communication will also contain settlement instructions for the transaction (unless standing instructions previously provided by Kothari Pioneer apply to the transaction) and specify the exchange on which the trade was executed, the nature of the settlement arrangements and the lot-level of the trade. With respect to any security purchased hereunder, Kothari


                                      A3-1

Pioneer will also provide the Manager with the local identification number of the security, the industry sector of the issuer and the total amount of the issuer's issued and outstanding voting securities. Kothari Pioneer will not have any authority to instruct the Fund's custodian or any of the Fund's subcustodians concerning the Fund's portfolio securities.

         (c) Kothari Pioneer will arrange for the placing of orders for the purchase and sale of securities hereunder with brokers or dealers selected by Kothari Pioneer, and will provide the Manager at all times with a current master list of brokers and dealers in India with which such orders may be placed. In the selection of such brokers or dealers and the placing of such orders, Kothari Pioneer is directed at all times to seek the most favorable price and execution available (from the Fund's perspective). In seeking the most favorable price and execution, Kothari Pioneer will consider all factors it deems relevant, including by way of illustration, the size and type of the transaction; the nature of the market for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

         (d) Kothari Pioneer will assure that at least two representatives of the Manager, as specified by the Manager, are authorized at all times to give directions (without restriction of any kind) to brokers and dealers employed by Kothari Pioneer to execute portfolio transactions for the Fund; provided that, notwithstanding anything herein to the contrary, Kothari Pioneer will have no responsibility for knowing of any such direction given unless the Manager has given Kothari Pioneer written notice of the giving of such direction.

         (e) Kothari Pioneer's portfolio management personnel will make themselves available on a regular basis to discuss (via telephone) the Fund's investments and prospective investments and other matters relevant to the Fund with a representative of the Manager.

         (f) Kothari Pioneer will provide the Manager with the following information on a regular basis (unless a different frequency is specified):

          (i) advice concerning the Fund's investments that are not direct investments in securities markets located in India, including recommendations to purchase, sell or hold securities;

          (ii) immediate comment by telex or facsimile on earnings reports, creditworthiness changes and other public announcements or developments concerning Indian issuers of securities held, or being considered for purchase, by the Fund (including American, global or other types of depositary receipts for such securities), followed by more detailed comment and analysis;

          (iii) comments by telex or facsimile, at the end of each day on which one or more Indian securities markets are open for business, describing major relevant news items and reasons for price fluctuations in India's securities markets on such day;

          (iv) research reports on industries and individual issuers of Indian securities;


                                      A3-2

          (v) macro-economic analyses, including analyses of economic and political trends and developments and their potential effect on India's securities markets and the Fund's investments;

          (vi) information concerning regulatory and procedural developments with respect to India's securities markets (e.g., changes in settlement or registration procedures, changes in the laws/guidelines governing foreign investment in India);

          (vii) the current market price of each portfolio security of the Fund that is under Kothari Pioneer's management and identification of the source for such price (e.g., price at which last reported sale of security was effected on the principal exchange for such security) on a daily basis so that such information can be used in calculating the Fund's net asset value on such day;

          (viii) information that the Manager considers necessary to determine whether the portfolio securities of the Fund that are under Kothari Pioneer's management are liquid; and

          (ix) other information upon which the Manager and Kothari Pioneer agree in writing from time to time and which is described on Schedule A hereto.


      2. Information to be Provided by the Manager. The Manager will provide Kothari Pioneer with the following information at the specified frequencies:

          (i) a daily report of the Fund's cash balance;

          (ii) a weekly list of all portfolio assets of the Fund, showing the cost and market value of each such asset, the net asset value of the Fund and the percentage of the Fund's assets represented by each holding;

          (iii) a weekly status report on the registration of the Fund's portfolio securities and the liquidity of the Fund's portfolio;

          (iv) a weekly report on unsettled portfolio trades of the Fund;

          (v) a weekly report of variances between contracted and actual settlement amounts;

          (vi) upon reasonable request by Kothari Pioneer, a report on foreign ownership levels for particular Indian issuers;

          (vii) upon reasonable request by Kothari Pioneer, a report showing the amount of a particular Indian issuer's total issued capital owned by the Fund and any other investor whose securities holdings in such issuer, together with the Fund's, are subject to a percentage limitation imposed by Indian law; and

          (viii) other information upon which the Manager and Kothari Pioneer agree in writing from time to time and which is described on Schedule A hereto.



                                      A3-3

     3. Additional Services.

         (a) Kothari Pioneer will be responsible for monitoring corporate actions, including without limitation dividends, stock splits and rights offerings (collectively, "Corporate Actions"), of Indian issuers of securities held by the Fund, which securities are not registered in the Fund's name, and for giving the Manager timely notice of each such Corporate Action. Kothari Pioneer will also be responsible for (i) assisting the Manager in monitoring Corporate Actions of Indian issuers of securities held by the Fund, which securities are registered in the Fund's name, and (ii) providing the Manager with book closure dates for all portfolio securities of the Fund under Kothari Pioneer's management.

         (b) Kothari Pioneer will maintain an investment ledger showing the details of all portfolio transactions effected by Kothari Pioneer hereunder. In addition, Kothari Pioneer will require that its Access Persons (as defined in the Fund's Code of Ethics) provide Kothari Pioneer with monthly reports of their personal securities transactions. These books, records and reports will be available to the Manager at any time upon request and, upon request by the Manager, will be made available (by facsimile and express mail) without delay to the Manager during any day that the Fund is open for business.

         (c) From time to time as the Manager may reasonably request, Kothari Pioneer will furnish to the Manager reports on securities held in the Fund's portfolio, all in such detail as the Manager may reasonably request. Kothari Pioneer will also inform the Manager on a current basis of changes in its investment strategy or key personnel. Kothari Pioneer will make its key personnel available to meet with representatives of the Manager in the United States, or at such other location on which Kothari Pioneer and the Manager agree, at least annually on due notice to review the investments made hereunder in light of current and prospective political, economic and market conditions in India.

         (d) Kothari Pioneer will be responsible for ensuring compliance with any transaction volume limit with respect to the Fund's investments in India's securities markets, imposed by the Fund's subcustodian in India or otherwise, except that, with respect to any such limit that is not imposed by Indian law, Kothari Pioneer will have no responsibility hereunder unless the Manager has informed Kothari Pioneer in writing of such limit.

         (e) Kothari Pioneer will furnish to the Manager such information as may reasonably be necessary in order for the Trustees of the Fund to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 8 or 12 hereof.

         (f) Kothari Pioneer will be responsible for providing such other services with respect to the Fund as the Manager may reasonably request.

    4. Compliance.

         (a) Kothari Pioneer will not effect portfolio transactions or provide advice hereunder that is contrary to the Fund's investment policies and restrictions as stated in the Fund's prospectus and statement of additional information, as such prospectus and statement of additional information are revised and updated from time to time. The Manager will forward promptly prospectuses and statements of additional information,


                                      A3-4
as so revised and updated, to Kothari Pioneer. Kothari Pioneer will not effect portfolio transactions or provide advice hereunder that conflicts with applicable requirements imposed by the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"), or the laws, rules or guidelines of the Government of India, any agency or instrumentality thereof, or any Indian stock exchange, including without limitation percentage limitations that apply to the Fund's investments in Indian issuers (collectively, "Applicable Law"). As used herein, the term "Applicable Law" will include without limitation the investment restrictions and compliance matters listed in Kothari Pioneer's compliance manual as provided by the Manager to Kothari Pioneer, as the same may be revised and updated from time to time.

         (b) Without limiting the foregoing, under no circumstances may Kothari Pioneer or any other "affiliated person" (as defined in the 1940 Act) of the Fund, or any affiliated person of Kothari Pioneer or of any such other affiliated person, act as a principal in a portfolio transaction with the Fund or any other investment company managed by the Manager. In addition, no portfolio transaction on behalf of the Fund may be executed by or through Kothari Pioneer or any such affiliated person as a broker, except on terms expressly approved in advance by the Manager, which terms are in compliance with Section 17(e) of the 1940 Act.

     5. Kothari Pioneer's Registration and Other Agreements. Kothari Pioneer represents and warrants to the Manager that it is registered as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. It is understood that Kothari Pioneer and the Manager may have advisory, management, service or other contracts with other individuals or entities and may have other interests and businesses. When recommending a portfolio transaction hereunder in which Kothari Pioneer, any affiliated person of Kothari Pioneer (other than the Manager), or any other advisory client of Kothari Pioneer has a direct or indirect interest, Kothari Pioneer will notify the Manager of such interest.

     6. Compensation. The Manager will pay to Kothari Pioneer for its technical services hereunder a fee at the annual rate of:

     0.10% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depositary receipts for securities traded in India's securities markets if such gross assets are no greater than $15,000,000;

     0.20% of such gross assets if such gross assets are greater than $15,000,000 but no greater than $45,000,000;

     0.40% of such gross assets if such gross assets are greater than $45,000,000 but no greater than $60,000,000; and

     0.60% of such gross assets if such gross assets are greater than $60,000,000.

     To illustrate the application of the foregoing, if such gross assets equal $50,000,000 for any particular year, then Kothari Pioneer's annual fee hereunder will be $200,000 (0.40% x $50,000,000). Kothari Pioneer's fees hereunder will be calculated and accrued


                                      A3-5
monthly based on the average of the Fund's gross assets invested in India's securities markets and in such depositary receipts on the first and last day (on which this Agreement is effective) of each calendar month, and such fee will be payable quarterly) after the end of each calendar quarter on the 15th day of January, April, July and October of each year with respect to the preceding quarter. If this Agreement is effective for only a portion of a quarter, the aforesaid fee will be prorated for that portion of such quarter during which this Agreement is in effect.

     7. Liability and Indemnification. Kothari Pioneer will not be liable for any error of judgment or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security, except that nothing contained herein will be construed to protect Kothari Pioneer against any liability to the Manager by reason of (a) willful misfeasance, bad faith or gross negligence in the performance of its duties,
(b) its reckless disregard of its obligations and duties under this Agreement or (c) any mistake or negligence of Kothari Pioneer with respect to (i) Applicable Law, (ii) the direction of portfolio transactions to a broker or dealer that is an affiliated person of the Fund or an affiliated person of such an affiliated person (including affiliated persons of Kothari Pioneer) in violation of the terms and provisions hereof, (iii) Kothari Pioneer's responsibilities with respect to Corporate Actions of issuers of securities held by the Fund, but not registered in the Fund's name, or (iv) Kothari Pioneer's responsibilities under Section 3(d) hereof (collectively, "Malfeasance").

     The Manager will indemnify Kothari Pioneer for all liabilities and related costs, including reasonable attorney's fees, which Kothari Pioneer may sustain in the discharge of its obligations hereunder without Malfeasance and in accordance with Applicable Law; provided that indemnifiable liabilities and costs will not include the costs of performing the services that Kothari Pioneer is obligated to perform pursuant to this Agreement. The amounts specified in Section 6 hereof will be Kothari Pioneer's sole compensation with respect to the performance of such services. Kothari Pioneer will indemnify the Manager for all liabilities and related costs, including reasonable attorney's fees, which the Manager may sustain as a result of Kothari Pioneer's Malfeasance or violation of Applicable Law, including without limitation the amount of any payment made by the Manager to the Fund for the purpose of reimbursing the Fund for a loss caused by Kothari Pioneer's Malfeasance or violation of Applicable Law, regardless of whether or not the Manager was legally required to make such payment to the Fund.

     8. Term and Renewal. This Agreement shall become effective on the date hereof and shall remain in force until December 31, 2001 and from year to year thereafter, but only so long as its continuance is approved in accordance with the requirements of the 1940 Act or an exemption therefrom, subject to the right of the Fund, Kothari Pioneer and the Manager to terminate this Agreement as provided in Section 9 hereof.

     9. Termination. Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Directors. In addition, the Fund may cause this Agreement to terminate, without penalty, by vote of its Board of Trustees or by vote of a "majority of its outstanding voting securities" (as defined in the 1940 Act) and the giving of 60 days' written notice to the Manager and Kothari Pioneer.


                                      A3-6

     10. Assignment. This Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     11. Independent Contractor Status. Kothari Pioneer is an independent contractor and not an employee of the Manager or of the Fund for any purpose. Unless otherwise expressly provided herein or otherwise authorized in writing, Kothari Pioneer will have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed to be an agent of the Fund or of the Manager. If any occasion should arise in which Kothari Pioneer gives any advice to its clients concerning the shares of the Fund, Kothari Pioneer will act solely as investment counsel for such clients and not in any way on behalf of the Manager, the Fund or any series thereof.

     12. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     13. Applicable Law. This Agreement and all performance hereunder will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts. Kothari Pioneer consents to the jurisdiction of courts, both state and federal, in Boston, Massachusetts with respect to any dispute under this Agreement.

     14. Savings Clause. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will be ineffective, as to such jurisdiction, to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     15. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     16. Captions. Captions of sections have been added only for convenience and will not be deemed to be a part of this Agreement.


                                      A3-7

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their seal to be hereto affixed as of the day and year first above written.


ATTEST:                                     PIONEER INVESTMENT
                                            MANAGEMENT, INC.


-----------------------------------         -----------------------------------
Joseph P. Barri                             David D. Tripple
Secretary                                   President


ATTEST:                                     KOTHARI PIONEER AMC LTD.


-----------------------------------         -----------------------------------
[Name]                                      Chief Executive
[Title]


                                      A3-8

                                    EXHIBIT B

                              Management Fee Rates

A. Asset based fees with fixed fee schedule

                                                   Fee as a percentage of the fund's
            Fund                                       average daily net assets
---------------------------                       ----------------------------------
America Income Trust                                           0.50%
Bond Fund                                                      0.50%
Cash Reserves Fund                                             0.40%
Emerging Markets Fund                                          1.25%
Indo-Asia Fund                                                 1.10%
Micro-Cap Fund                                                 1.10%
Real Estate Shares                                             0.80%
Science & Technology Fund                                      1.00%
Small Company Fund                                             0.85%

B. Asset based fees with graduated fee schedule


                                                              Fee as a percentage of
                                                                the fund's average
            Fund                          Assets                 daily net assets
----------------------------   ---------------------------   -----------------------
Balanced Fund                  $0 to 1 billion                         0.65%
                               $1 to 5 billion                         0.60%
                               Over $5 billion                         0.55%
Equity-Income Fund             $0 to 10 billion                        0.60%
                               Over $10 billion                       0.575%
Europe Fund                    $0 to 300 million                       1.00%
                               $300 to 500 million                     0.85%
                               Over $500 million                       0.75%
High Yield Fund                $0 to 500 million                       0.70%
                               $500 to 1 billion                       0.65%
                               Over $1 billion                         0.60%
International Growth Fund      $0 to 300 million                       1.00%
                               $300 to 500 million                     0.85%
                               Over $500 million                       0.75%
Limited Maturity Bond Fund     $0 to 100 million                       0.50%
                               $100 to 300 million                     0.45%
                               Over $300 million                       0.40%
Strategic Income Fund          $0 to 100 million                       0.75%
                               $100 to 500 million                     0.70%
                               $500 million to 1 billion               0.65%
                               Over $1 billion                         0.60%
Tax-Free Income Fund           $0 to 250 million                       0.50%
                               $250 to 300 million                     0.48%
                               Over $300 million                       0.45%
Tax-Managed Fund               $0 to 1 billion                         0.75%
                               Over $1 billion                         0.70%
World Equity Fund              $0 to 300 million                       1.00%
                               $300 to 500 million                     0.85%
                               Over $500 million                       0.75%

C. Combined asset based and performance based fee

                                       Basic fee
                       ------------------------------------------
                                                    Fee as a
                                                 percentage of
                                               the fund's average
        Fund                  Assets            daily net assets         Performance fee
--------------------   --------------------   -------------------   ------------------------
Growth Shares          $0 to $500 million      0.70%                The basic fee can
                       $500 million to                              increase or decrease
                       $1 billion              0.65%                by a maximum of
                       over $1 billion        0.625%                0.10% depending on
                                                                    the performance of the
                                                                    fund's Class A shares
                                                                    relative to the Russell
                                                                    1000 Index
                                                                    ------------------------
Mid-Cap Fund           All                    0.625%                The basic fee can
                                                                    increase or decrease
                                                                    by a maximum of
                                                                    0.20% depending on
                                                                    the performance of the
                                                                    fund's Class A shares
                                                                    relative to the
                                                                    Standard & Poor's
                                                                    MidCap 400 Index
                                                                    ------------------------
Mid-Cap Value Fund     $0 to $500 million      0.70%                The basic fee can
                       $500 million to                              increase or decrease
                       $1 billion              0.65%                by a maximum of
                       over $1 billion        0.625%                0.10% depending on
                                                                    the performance of the
                                                                    fund's Class A shares
                                                                    relative to the Lipper
                                                                    Growth Funds Index*
                                                                    ------------------------
Pioneer Fund           All                     0.60%                The basic fee can
                                                                    increase or decrease
                                                                    by a maximum of
                                                                    0.10% depending on
                                                                    the performance of the
                                                                    fund's Class A shares
                                                                    relative to the Lipper
                                                                    Growth and Income
                                                                    Funds Index*
                                                                    ------------------------
Pioneer II             All                     0.60%                The basic fee can
                                                                    increase or decrease
                                                                    by a maximum of
                                                                    0.10% depending on
                                                                    the performance of the
                                                                    fund's Class A shares
                                                                    relative to the Lipper
                                                                    Growth and Income
                                                                    Funds Index*

------------
*Due to changes in the Lipper fund indices and the Lipper categories to which these funds will be assigned, Pioneer anticipates that it will recommended to the trustees that they approve a change in the index against which performance is measured. Pioneer has not yet made any recommendation to the trustees, whose approval would be required for any change.

                                    EXHIBIT C

                      Dollar Amount of Management Fees Paid


                                                        Net management fees
                                                    ---------------------------
                                       Management
                                       fee waiver
                                         and/or                       For 12                                   Most recent
                                         expense       For most       months                Net assets     date of shareholder
                            Gross      reimburse-      recently       ended       Fiscal      as of             approval of
                         management     ment by       completed       March 31,    year     December 31,    existing management
          Fund            fees(1)      Pioneer(1)   fiscal year(1)      2000       end          1999        contract and purpose
-------------------------------------------------------------------------------------------------------------------------------
America Income Trust     $  738,275     $(196,175)    $  542,100    $  457,209   12/31     $136,589,358   December 6, 1993
                                                                                                          (fee reduction)
Balanced Fund             1,684,569            --      1,684,569     1,604,314   12/31      238,463,883   January 14, 1997
                                                                                                          (fee increase)
Bond Fund                   818,959            --        818,959       899,525   06/30      173,767,972   May 17, 1999
                                                                                                          (reorganization)
Cash Reserves Fund        1,392,778            --      1,392,778     1,405,314   12/31      371,278,402   May 14, 1999
                                                                                                          (reorganization)
Emerging Markets Fund     1,624,774            --      1,624,774     2,345,064   11/30      234,596,467   June 23, 1994
                                                                                                          (initial)
Equity-Income Fund        6,064,438            --      6,064,438     5,994,536   10/31      984,966,986   April 28, 1998
                                                                                                          (fee change)/
                                                                                                          June 18, 1998
                                                                                                          (reorganization)
Europe Fund               4,638,696            --      4,638,696     4,736,181   10/31      544,127,952   April 27, 1994
                                                                                                          (fee reduction)

                                                        Net management fees
                                                    ---------------------------
                                       Management
                                       fee waiver
                                         and/or                       For 12                                   Most recent
                                         expense       For most       months                Net assets     date of shareholder
                            Gross      reimburse-      recently       ended       Fiscal      as of             approval of
                         management     ment by       completed       March 31,    year     December 31,    existing management
          Fund            fees(1)      Pioneer(1)   fiscal year(1)      2000       end          1999        contract and purpose
-------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund            $43,260,917            --    $43,260,917   $46,032,845  12/31    $7,400,362,084   April 23, 1996
                                                                                                          (fee change-
                                                                                                          performance
                                                                                                          based)
Growth Shares            15,327,628            --     15,327,628    17,144,563  12/31     3,222,595,684   September 28,
                                                                                                          1999 (fee change-
                                                                                                          performance
                                                                                                          based)
High Yield Fund(2)              N/A           N/A            N/A       (14,038) 10/31               N/A   February 24, 2000
                                                                                                          (initial)
Indo-Asia Fund(3)           236,831    $ (372,412)      (135,581)      151,384  10/31        59,374,902   June 23, 1994
                                                                                                          (initial)
International             3,388,179            --      3,388,179     3,553,962  11/30       419,590,710   March 25, 1993
Growth Fund                                                                                               (initial)
Limited Maturity            301,311      (258,411)        42,900       (17,896) 11/30        53,905,252   June 16, 1992
Bond Fund                                                                                                 (initial)
Micro-Cap Fund              936,624            --        936,624     1,077,420  11/30        99,318,095   February 27, 1997
                                                                                                          (initial)
Mid-Cap Fund              3,487,020            --      3,487,020     4,222,037  09/30       965,247,614   January 23, 1996
                                                                                                          (fee change-
                                                                                                          performance
                                                                                                          based)

                                                        Net management fees
                                                    ---------------------------
                                       Management
                                       fee waiver
                                         and/or                       For 12                                   Most recent
                                         expense       For most       months                Net assets     date of shareholder
                            Gross      reimburse-      recently       ended       Fiscal      as of             approval of
                         management     ment by       completed       March 31,    year     December 31,    existing management
          Fund            fees(1)      Pioneer(1)   fiscal year(1)      2000       end          1999        contract and purpose
-------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund      $10,574,447            --    $10,574,447   $ 8,989,238   10/31   $1,547,981,855   April 30, 1998
                                                                                                          (fee change-
                                                                                                          performance
                                                                                                          based)/June 18,
                                                                                                          1998
Real Estate Shares        1,079,759    $ (152,097)       927,662       771,440   12/31       80,655,229   April 11, 1995
Science &                       N/A           N/A            N/A           N/A   09/30              N/A   March 23, 2000
Technology Fund(4)                                                                                        (initial)
Small Company Fund        2,386,719            --      2,386,719     2,084,482   10/31      237,488,407   September 6, 1995
                                                                                                          (initial)
Strategic Income Fund        19,942      (128,594)      (108,652)     (165,156)  09/30       18,694,454   April 7, 1999
                                                                                                          (initial)
Tax-Free Income Fund      2,005,180            --      2,005,180     1,988,957   12/31      383,583,638   June 30, 1994
Tax-Managed Fund              2,219       (19,479)       (17,260)      (28,427)  12/31        5,545,810   November 17, 1999
                                                                                                          (initial)
Pioneer II               29,178,436            --     29,178,436    26,924,053   09/30    5,101,513,518   April 30, 1996
                                                                                                          (fee change-
                                                                                                          performance
                                                                                                          based)

                                                        Net management fees
                                                    ---------------------------
                                       Management
                                       fee waiver
                                         and/or                       For 12                                   Most recent
                                         expense       For most       months                Net assets     date of shareholder
                            Gross      reimburse-      recently       ended       Fiscal      as of             approval of
                         management     ment by       completed       March 31,    year     December 31,    existing management
          Fund            fees(1)      Pioneer(1)   fiscal year(1)      2000       end          1999        contract and purpose
-------------------------------------------------------------------------------------------------------------------------------
World Equity Fund          $465,368     $(157,524)      $307,844      $307,842   03/31      $54,675,200   October 10, 1996
                                                                                                          (initial)

--------
(1)Information is presented for each fund's most recently completed fiscal year.
(2)Pioneer assumed management on February 25, 2000.
(3)Pioneer paid Kothari Pioneer, Pioneer Indo-Asia Fund's investment subadviser, subadvisory fees of $41,002 for the fund's most recently completed fiscal year. Pioneer Indo-Asia Fund's existing subadvisory contract was submitted to the fund's initial shareholders for approval on June 23, 1994.
(4)Commenced operations on March 31, 2000.

                                    EXHIBIT D


Additional information pertaining to Pioneer

     Pioneer is a wholly owned subsidiary of PGI. As of May 31, 2000, executive officers and directors of Pioneer beneficially owned an aggregate of 27,356,022 shares of common stock of PGI, representing approximately 14.74% of the outstanding common stock of PGI. During the period January 1, 2000 through May 31, 2000, there were no transactions in PGI common stock by any officer, director or trustee of a fund, PGI, Pioneer and/or PFD in an amount equal to or exceeding 1% of the outstanding common stock of PGI. Messrs. Cogan and Tripple are trustees and officers of each fund and the directors of Pioneer. Mr. Tripple is also the president (principal executive officer) of Pioneer. The address of each of these persons is 60 State Street, Boston, Massachusetts 02109, and the principal occupation of each of these persons is as an employee of PGI. Please see Proposal 2 for more detailed biographies of Messrs. Cogan and Tripple.


Services provided to the funds by affiliates of Pioneer

     PSC serves as each fund's transfer agent and shareholder servicing agent. Under the terms of its contract with each fund, PSC's duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains to shareholder accounts; and (iii) maintaining certain account records and responding to routine shareholder inquires. PSC will continue to provide these services after the approval by shareholders of the proposed management contracts. The fees shown below are for the fund's most recently completed fiscal year end.

                                Amount of fees paid
                                  to PSC (net of
            Fund                 expense offsets)
----------------------------   --------------------
America Income Trust                $   329,230
Balanced Fund                           566,986
Bond Fund                               392,307
Cash Reserves Fund                      847,702
Emerging Markets Fund                   665,532
Equity-Income Fund                    1,647,647
Europe Fund                           1,412,636
Pioneer Fund                         11,639,704
Growth Shares                         5,966,810
High Yield Fund                              --
Indo-Asia Fund                           79,396
International Growth Fund             1,353,525
Limited Maturity Bond Fund              120,629
Micro-Cap Fund                          335,694
Mid-Cap Fund                          1,278,476
Mid-Cap Value Fund                    5,089,174
Real Estate Shares                      404,085
Science & Technology Fund                    --
Small Company Fund                    1,192,056
Strategic Income Fund                    17,971

                          Amount of fees paid
                            to PSC (net of
         Fund              expense offsets)
----------------------   --------------------
Tax-Free Income Fund          $   403,223
Tax-Managed Fund                    2,169
Pioneer II                     10,835,035
World Equity Fund                 172,373

     PFD, an indirect wholly owned subsidiary of PGI, serves as each fund's principal underwriter and will continue to serve as each fund's principal underwriter after the approval by shareholders of the proposed management contracts. The fees shown below were paid by each fund for its most recently completed fiscal year end to PFD in connection with its underwriting activities for the funds.

                                Amount of Class A                     Rule 12b-1
                                  sales charges       CDSCs paid     distribution
            Fund                 retained by PFD        to PFD           fees
----------------------------   -------------------   ------------   -------------
America Income Trust                $   27,764       $ 100,841      $  581,570
Balanced Fund                           38,171          73,285         839,672
Bond Fund                               65,615          46,713         874,873
Cash Reserves Fund                          --         666,481       1,161,087
Emerging Markets Fund                   24,835         206,512         668,391
Equity-Income Fund                     347,723         596,231       5,180,086
Europe Fund                            155,920         777,494       2,617,889
Pioneer Fund                         3,237,835         946,101      17,877,655
Growth Shares                        1,742,397       3,244,223      16,551,361
High Yield Fund                             --              --              --
Indo-Asia Fund                          14,324         171,386         129,357
International Growth Fund               98,218         261,036       1,324,189
Limited Maturity Bond Fund              13,563          56,932         227,977
Micro-Cap Fund                          12,108         388,700         629,085
Mid-Cap Fund                            58,651          28,177       1,710,655
Mid-Cap Value Fund                     396,815       2,723,608       8,358,512
Real Estate Shares                      12,473         338,174         657,187
Science & Technology Fund                   --              --              --
Small Company Fund                      34,994       1,100,539       1,786,028
Strategic Income Fund                   12,366           1,294          16,955
Tax-Free Income Fund                    43,314          69,513       1,158,208
Tax-Managed Fund                         4,783              --           2,033
Pioneer II                           1,565,861         102,586      12,235,543
World Equity Fund                       10,297          53,724         247,112

     Each fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the existing management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. Pioneer will continue to perform its services to each fund under the administration agreement after the approval by shareholders of the proposed management contracts. The fees shown below are for the fund's most recently completed fiscal year end.

                                Amount of fees paid
            Fund                    to Pioneer
----------------------------   --------------------
America Income Trust                $   34,629
Balanced Fund                           66,497
Bond Fund                               52,483
Cash Reserves Fund                      71,630
Emerging Markets Fund                   14,894
Equity-Income Fund                     254,769
Europe Fund                             74,561
Pioneer Fund                           887,723
Growth Shares                          522,070
High Yield Fund                             --
Indo-Asia Fund                          32,716
International Growth Fund               83,583
Limited Maturity Bond Fund              29,591
Micro-Cap Fund                          29,004
Mid-Cap Fund                           406,889
Mid-Cap Value Fund                     284,646
Real Estate Shares                       3,932
Science & Technology Fund                   --
Small Company Fund                      51,270
Strategic Income Fund                   13,139
Tax-Free Income Fund                   103,305
Tax-Managed Fund                            --
Pioneer II                           1,672,571
World Equity Fund                       28,849

Pioneer's portfolio transaction policy


     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the existing and proposed management contracts. In selecting brokers or dealers, Pioneer considers factors relating to execution on the best overall terms available, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.


     Pioneer may select broker-dealers which provide brokerage and/or research services to a fund and/or other investment companies or institutional or other accounts managed by Pioneer. Such research services must be lawful and must provide appropriate assistance to Pioneer in the performance of its investment decision-making responsibilities and could include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analysis, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the funds as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the funds. In addition, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, the funds may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. This information might be useful to Pioneer in providing services to the fund as well as to other investment companies or accounts managed by Pioneer, although not all of such research may be useful to the fund generating the commission credits. Conversely, such information provided to Pioneer by brokers and dealers through whom other clients of Pioneer effect securities transactions might be useful to Pioneer in providing services to a fund. The receipt of such research is not expected to reduce Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expense which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.


Similar funds

     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the funds described in this proxy statement and provides other information regarding the similar funds.

                                  Similar funds

                                                                                                                   Dollar amount
                                                                                             Management fee rate   of management
                                                                                             for similar fund(s)  fees waived or
                                                                      Net assets of similar    as a percentage       expenses
                                                                          fund(s) as of        of average daily   reimbursed for
           Fund                          Similar fund(s)                December 31, 1999         net assets       similar fund
-------------------------- ----------------------------------------   --------------------    ------------------  --------------
America Income Trust       Pioneer America Income VCT Portfolio           $ 29,778,914               0.55%                  --
Balanced Fund              Pioneer Balanced VCT Portfolio                   72,668,607               0.65%                  --
Bond Fund                  Pioneer Interest Shares                          91,620,657               0.50%                  --
Emerging Markets Fund      Pioneer Emerging Markets VCT Portfolio            9,678,724               1.15%          $ (111,935)
Equity-Income Fund         Pioneer Equity-Income VCT Portfolio             226,556,991               0.65%                  --
Europe Fund                Pioneer Europe VCT Portfolio                     12,734,688               1.00%             (74,559)
Growth Shares              Pioneer Growth Shares VCT Portfolio             162,730,332               0.70%                  --
High Yield Fund            Pioneer High Yield VCT Portfolio                        N/A               0.65%              N/A
International Growth Fund  Pioneer International Growth VCT Portfolio       69,192,043               1.00%                  --
Mid-Cap Value Fund         Pioneer Mid-Cap Value VCT Portfolio             120,526,223               0.65%                  --
Cash Reserves Fund         Pioneer Money Market VCT Portfolio               37,346,671               0.50%                (118)
Pioneer Fund               Pioneer Fund VCT Portfolio                      204,927,336               0.65%                  --
Real Estate Shares         Pioneer Real Estate Growth VCT Portfolio         28,317,839               0.80%             (46,643)
Science & Technology Fund  Pioneer Science & Technology VCT Portfolio              N/A               0.75%                 N/A
Strategic Income Fund      Pioneer Strategic Income VCT Portfolio            1,234,704               0.65%             (27,650)


                                      D-5

                                    EXHIBIT E
                         Trustees Fees Paid by the Funds




                              America                                        Cash         Emerging      Equity-
         Trustee              Income        Balanced         Bond          Reserves       Markets       Income           Europe
------------------------- -------------- -------------- --------------  -------------- -------------- -----------    -------------
John F. Cogan, Jr.         $    750.00    $    750.00    $    750.00     $    750.00    $    750.00   $    750.00    $    750.00
Mary K. Bush                  2,947.75       3,112.50       2,966.50        3,179.25       2,945.17      4,042.75       3,385.08
Richard H. Egdahl, M.D.       2,947.75       3,112.50       2,966.50        3,179.25       2,945.17      4,042.75       3,385.08
Margaret B.W. Graham          3,004.75       3,218.00       3,031.50        3,302.75       3,001.83      4,422.92       3,571.58
Marguerite A. Piret           3,174.50       3,446.50       3,209.00        3,554.25       3,170.83      4,985.67       3,898.92
David D. Tripple                750.00         750.00         750.00          750.00         750.00        750.00         750.00
Stephen K. West               3,117.50       3,341.00       2,995.25        3,430.25       3,064.50      4,505.67       3,610.58
John Winthrop                 3,089.00       3,288.25       3,112.75        3,218.50       2,986.17      4,365.58       3,569.33
                           -----------------------------------------------------------------------------------------------------
  Totals                     19,781.25      21,018.75      19,781.50       21,364.25      19,613.67     27,865.34      22,920.57
                           =====================================================================================================


                                                                                                        Limited
                             Pioneer        Growth           High           Indo-       International   Maturity       Micro-
         Trustee              Fund          Shares         Yield(1)          Asia           Growth        Bond          Cap
------------------------- -------------- -------------  --------------   -----------   -------------- -----------    -----------
John F. Cogan, Jr.         $    750.00    $    750.00    $    750.00     $    750.00    $    750.00   $    750.00    $    750.00
Mary K. Bush                 11,109.75       6,450.25       1,806.00        2,773.83       3,249.17      2,826.17       2,883.17
Richard H. Egdahl, M.D.      11,109.75       6,450.25       1,806.00        2,773.83       3,249.17      2,826.17       2,883.17
Margaret B.W. Graham         13,518.25       7,515.75       1,812.00        2,779.83       3,395.50      2,471.50       2,922.50
Marguerite A. Piret          16,560.75       8,917.25       1,906.00        2,888.08       3,673.00      2,976.00       3,069.67
David D. Tripple                750.00         750.00         750.00          750.00         750.00        750.00         750.00
Stephen K. West              14,151.00       7,851.50       1,731.00        2,781.58       3,477.33      2,903.17       2,981.00
John Winthrop                12,796.75       7,168.75       1,906.00        2,828.58       3,421.42      2,842.00       2,930.83
                           -----------------------------------------------------------------------------------------------------
  Totals                     80,746.25      45,853.75      12,467.00       18,325.73      21,965.59     18,345.01      19,170.34
                           =====================================================================================================

                                              Mid-           Real
                               Mid-           Cap           Estate        Science &         Small        Strategic
         Trustee               Cap           Value          Shares       Technology(1)     Company        Income
-------------------------  -----------    -----------   -------------   --------------   ------------   ----------
John F. Cogan, Jr.         $    750.00    $    750.00    $    750.00     $      0.00    $    750.00   $      0.00
Mary K. Bush                  3,971.00       5,441.83       1,721.75            0.00       3,222.42      1,375.50
Blake Eagle                         --             --       1,457.00              --             --            --
Richard H. Egdahl, M.D.       3,971.00       5,441.83       1,721.75            0.00       3,222.42      1,375.50
Margaret B.W. Graham          4,334.00       6,235.33       1,771.75            0.00       3,360.42      1,375.50
Marguerite A. Piret           4,874.00       7,300.75       1,933.00            0.00       3,630.25      1,425.50
David D. Tripple                750.00         750.00         750.00            0.00         750.00          0.00
Stephen K. West               4,362.50       6,408.08       1,882.75            0.00       3,391.08      1,425.50
John Winthrop                 4,331.00       6,061.33       1,857.75            0.00       3,372.08      1,425.50
                           --------------------------------------------------------------------------------------
  Totals                     27,343.50      38,389.15      13,845.75            0.00      21,698.67      8,403.00
                           ======================================================================================

                                                                                         Total compensation from
                              Tax-                                                      the funds and other funds
                              Free           Tax-          Pioneer          World       in the Pioneer Family of
           Trustee           Income        Managed(1)        II            Equity               Funds(2)
-------------------------  -----------    -----------    -----------     -----------    -------------------------
John F. Cogan, Jr.         $    750.00    $      0.00    $    750.00     $    750.00           $ 18,000.00(3)
Mary K. Bush                  3,315.25           0.00      11,416.50        2,809.75             93,500.00
Blake Eagle                         --             --             --              --              1,457.00
Richard H. Egdahl, M.D.       3,315.35           0.00      11,416.50        2,809.75             95,500.00
Margaret B.W. Graham          3,478.75           0.00      13,980.50        2,827.75            102,000.00
Marguerite A. Piret           3,778.75           0.00      17,207.00        2,948.50            116,750.00
David D. Tripple                750.00           0.00         750.00          750.00             18,000.00(3)
Stephen K. West               3,614.75           0.00      14,490.00        2,781.50            108,250.00
John Winthrop                 3,533.00           0.00      13,358.00        2,768.25             98,400.00
                           --------------------------------------------------------------------------------------
  Totals                     22,535.85           0.00      83,368.50       18,445.50           $651,857.00
                           ======================================================================================

--------


(1)Estimated for the fiscal years ending October 31, 2000, September 30, 2000 and December 31, 2000, respectively.
(2)For the calendar year ended December 31, 1999. The amounts paid to the trustees differ due to (i) service by Dr. Egdahl, Ms. Piret and Mr. West as trustees of Pioneer Variable Contracts Trust (another trust in the Pioneer Family of Funds), (ii) membership on or chairing certain committees of the boards of trustees and (iii) attendance at meetings. In addition to the funds described in this proxy statement, there are 17 other funds in the Pioneer Family of Funds.
(3)Pioneer fully reimbursed all funds for the compensation paid to Messrs. Cogan and Tripple.

                                    EXHIBIT F

     As of the close of business on the record date, the shares outstanding of each fund were as follows:



            Fund                                          Number of shares outstanding
----------------------------   ----------------------------------------------------------------------------------
                                     Class A               Class B              Class C              Class Y
                               -------------------   ------------------   ------------------   ------------------
American Income Trust           10,230,138.551        1,668,087.483          453,401.665                 N/A
Balanced Fund                   17,956,605.372        1,762,149.071          346,638.823                 N/A
Bond Fund                       12,017,256.989        4,385,886.299          712,254.300                 N/A
Cash Reserves Fund             223,773,331.193       34,865,424.950       10,696,579.950                 N/A
Emerging Markets Fund            8,605,491.715        4,630,881.333        1,142,967.487       2,916,903.100
Equity-Income Fund              19,515,469.025        9,423,864.258        1,196,007.435          92,227.230
Europe Fund                      9,508,013.776        5,167,925.394        1,471,647.279          86,816.242
Pioneer Fund                   140,319,058.618       13,622,066.650        4,160,542.436         213,752.113
Growth Shares                   80,060,454.417       38,908,221.679        9,105,327.763         351,327.514
High Yield Fund                  2,928,724.179        1,302,899.028          546,098.014         132,009.939
Indo-Asia Fund                   2,242,830.082        1,478,152.720          405,535.305                 N/A
International Growth Fund       12,535,669.996        3,124,473.099          307,179.203                 N/A
Limited Maturity Bond Fund       9,254,525.365        1,750,067.342                  N/A          53,320.892
Micro-Cap Fund                   2,794,846.966        4,302,927.671                  N/A                 N/A
Mid-Cap Fund                    45,894,141.265        3,060,012.866          429,182.537                 N/A
Mid-Cap Value Fund              49,178,063.952       18,653,825.900        1,467,647.984         170,987.167
Real Estate Shares               2,797,779.044        2,204,269.561          456,553.341          69,139.186
Science & Technology Fund        3,089,080.864        2,352,424.871          281,546.269                 N/A
Small Company Fund               8,371,645.917        8,603,966.166          637,216.342                 N/A
Strategic Income Fund              967,194.009          772,505.499           88,621.970                 N/A
Tax-Free Income Fund            30,576,456.296          987,369.113          134,240.550                 N/A
Tax-Managed Fund                   918,403.317          755,900.352          489,199.687                 N/A
Pioneer II                     212,240,062.242        1,239,967.528          251,140.333                 N/A
World Equity Fund                1,387,706.657          932,732.257          129,066.196                 N/A

                                    EXHIBIT G


     See the biographies in Proposal 2 for ownership of all shares of the funds by the trustees. To the knowledge of the funds, as of May 31, 2000, the following shareholders held, beneficially or of record, 5% or more of any class of shares of each fund:



                                                                              No. and class of         Percentage
               Name and address                           Fund                  shares owned          of class (%)
---------------------------------------------   -----------------------   ------------------------   -------------
Banc One Securities Corp.                       Emerging Markets Fund     67,739.014 -- Class C            6.02
FBO The One Investment Solution
733 Greencrest Drive
Westerville, OH 43081-4903

Bismarck Area Catholic Education                High Yield Fund           20,336.095 -- Class C            9.49
Foundation
418 E Rosser Avenue, Suite 220
Bismarck, ND 58501-4046

Shirley Bofman                                  Strategic Income Fund     6,322.617 -- Class C             6.70
5217 Casplan Springs, Unit 204
Las Vegas, NV 89120

Raffaella R. Buonocore, Trustee of the          Tax-Free Income Fund      15,553.045 -- Class C           11.24
Raffaella R. Buonocore Living Trust
DTD 042597
1720 Walnut Street
Chester, PA 19013-5725

John A. Carey, Vice President                   Equity-Income Fund        8,744.017 -- Class Y             9.38
Pioneer Fund and Pioneer Equity-Income Fund     Emerging Markets Fund     18,393.696 -- Class Y            8.66
60 State Street
Boston, MA 02109

Charles Schwab & Co., Inc.                      High Yield Fund           463,513.677 -- Class A          24.21
101 Montgomery Street
San Francisco, CA 94104-4122


                                       G-1


                                                                         No. and class of         Percentage
          Name and address                         Fund                    shares owned          of class (%)
------------------------------------   ---------------------------   ------------------------   -------------
Contra Costa Federal Credit Union      America Income Trust          761,005.949 -- Class A           7.32
Attn: Dave Green
1111 Pine Street
Martinez, CA 94553-1702

Donaldson Lufkin Jenrette              High Yield Fund               19,462.465 -- Class C            9.08
Securities Corporation, Inc.           Real Estate Shares            38,261.232 -- Class C            8.30
P. O. Box 2052                         Science & Technology Fund     45,338.220 -- Class C           22.46
Jersey City, NJ 07303-2052             Tax-Free Income Fund          6,934.285 -- Class C             5.01

Emmett A. Larkin Company, Inc.         Strategic Income Fund         5,471.844 -- Class C             5.80
FBO 712753171
100 Bush Street, Suite 1000
San Francisco, CA 94104

Firstar Trust Company                  Growth Shares                 82,674.581 -- Class Y           23.09
FBO Capinco 401(k)
P. O. Box 1787
Milwaukee, WI 53201-1787

First Clearing Corporation             America Income Trust          37,176.432 -- Class C            7.98
A/C 3629-7070
Delaware Char. Guar. & Tr., Trustee
Edward M. Gorski IRA
15637 Chapel Hill
Orland Park, IL 60462-5934

First Clearing Corporation             High Yield Fund               16,784.452 -- Class C            7.83
A/C 3291-4334
Norwood K. Ford 2 IRA R/O
FCC as Custodian
6902 US Highway 42
Louisville, KY 40241-5826


                                       G-2


                                                                        No. and class of          Percentage
           Name and address                        Fund                   shares owned           of class (%)
--------------------------------------   -----------------------   --------------------------   -------------
Frank Russell Trust Co.                  Emerging Markets Fund     1,069,165.605 -- Class A          12.62
UAL Pilots Directed Account Plan
909 A Street
Tacoma, WA 98402-5111

Daren M. Hofschulte & Theresa D.         Strategic Income Fund     8,301.665 -- Class C               8.80
Hofschulte, Joint Tenants
330 1st Street SE
Elgin, MN 55932-9641

Lauer & Co.                              Emerging Markets Fund     2,725,984.063 -- Class Y          93.20
c/o The Glenmede Trust Company
1 Liberty Place, Suite 1200
1650 Market Street
Philadelphia, PA 19103-7301

Jesse Luquette, Jr., Trustee             Strategic Income Fund     60,549.957 -- Class A              6.50
Service Chevrolet, Inc.
Salary Deferral 401(k) P/S/P
Lafayette, LA 70502-3707

MLPF&S for the Sole Benefit of           Pioneer II                20,566.090 -- Class C             11.92
its Customers                            America Income Trust      153,107.391 -- Class B             8.96
Mutual Fund Administration                                         50,034.789 -- Class C             10.75
4800 Deer Lake Drive East, 2nd Floor     Balanced Fund             19,921.800 -- Class C              5.73
Jacksonville, FL 32246-6484              Bond Fund                 496,049.773 -- Class B            11.31
                                                                   100,708.656 -- Class C            13.60
                                         Emerging Markets Fund     569,071.166 -- Class A             6.71
                                                                   857,471.349 -- Class B            17.99
                                                                   363,808.104 -- Class C            32.35
                                         Equity-Income Fund        133,126.123 -- Class C            11.45


                                       G-3


                                                         No. and class of          Percentage
 Name and address                Fund                      shares owned           of class (%)
------------------   ----------------------------   --------------------------   -------------
                     Europe Fund                    728,994.142 -- Class A             7.91
                                                    571,198.243 -- Class B            11.00
                                                    343,195.739 -- Class C            24.00
                     Pioneer Fund                   1,651,642.082 -- Class B          12.52
                                                    1,451,260.624 -- Class C          37.21
                     Growth Shares                  11,636,381.096--Class A           13.69
                                                    5,523,660.503 -- Class B          13.60
                                                    2,405,059.191 -- Class C          25.05
                     High Yield Fund                184,936.484 -- Class B            25.48
                                                    43,563.563 -- Class C             20.33
                     Indo-Asia Fund                 136,335.840 -- Class A             6.09
                                                    270,664.861 -- Class B            16.77
                                                    104,143.993 -- Class C            24.85
                     International Growth Fund      348,506.285 -- Class B            11.04
                                                    47,272.904 -- Class C             15.61
                     Limited Maturity Bond Fund     522,070.408 -- Class A             5.47
                                                    369,196.579 -- Class B            20.14
                     Micro-Cap Fund                 715,035.911 -- Class B            16.73
                     Mid-Cap Fund                   217,272.075 -- Class B             7.12
                                                    34,456.033 -- Class C              8.23
                     Mid-Cap Value Fund             2,565,906.607 -- Class B          13.46
                                                    514,274.252 -- Class C            36.17
                     Real Estate Shares             487,047.682 -- Class B            21.76
                                                    104,386.057 -- Class C            22.66
                     Science & Technology Fund      17,641.180 -- Class C              8.74
                     Small Company Fund             1,071,004.021 -- Class B          12.43
                                                    146,320.970 -- Class C            22.87


                                       G-4


                                                                    No. and class of         Percentage
          Name and address                      Fund                  shares owned          of class (%)
-----------------------------------   -----------------------   ------------------------   -------------
                                      Strategic Income Fund     85,367.116 -- Class B           10.56
                                                                5,316.994 -- Class C             5.64
                                      Tax-Free Income Fund      140,468.155 -- Class B          13.92
                                                                16,421.320 -- Class C           11.87
                                      Tax Managed Fund          117,866.347 -- Class B          17.47
                                                                271,517.551 -- Class C          61.17
                                      World Equity Fund         73,692.852 -- Class B            7.89
                                                                13,398.979 -- Class C           10.33

PaineWebber for the Benefit of        Strategic Income Fund     5,308.000 -- Class C             5.63
PaineWebber CDN FBO
Donald D. Gavin IRA RLVR
P. O. Box 3321
Weehawken, NJ 07087-8154

Pioneer Funds Distributor             High Yield Fund           8,815.435 -- Class Y           100.00
Attn: Chris Kozakis                   Strategic Income Fund     20,989.365 -- Class C           22.27
60 State Street                       Tax-Free Income Fund      9,784.613 -- Class C             7.07
Boston, MA 02109-1800

The Pioneer Group, Inc. (SERP)        Real Estate Shares        6,001.000 -- Class Y             9.50
Attn: Jennifer Flood
Merrill Lynch/Howard Johnson & Co.
300 South Wacker Drive, Suite 2600
Chicago, IL 60606-6702

Raymond James & Associates, Inc.      America Income Trust      65,221.088 -- Class C           14.01
FBO Thomas Body Exec
E/O Henry Body
302 Ash Street
Melbourne, FL 32904


                                      G-5


                                                                                    No. and class of          Percentage
               Name and address                             Fund                      shares owned           of class (%)
---------------------------------------------   ----------------------------   --------------------------   -------------
Salomon Smith Barney, Inc.                      Tax-Free Income Fund           8,537.582 -- Class C               6.17
00151600416
333 West 34th Street, 3rd Floor
New York, NY 10001-2402

Salomon Smith Barney, Inc.                      Tax-Free Income Fund           7,409.825 -- Class C               5.35
00151608782
388 Greenwich Street
New York, NY 10013-2375

TGL Key Benefit Plan I                          Limited Maturity Bond Fund     3,328.981 -- Class Y               6.17
Attn: Laurie Fadden
60 State Street
Boston, MA 02109-1800

Tommie D. Thompson, Trustee for Mutual          Balanced Fund                  1,159,856.990 -- Class A           5.93
of Omaha 401k Long-Term Savings Plan
Mutual of Omaha Plaza
PL-HR Services / Marty Petersen
Omaha, NE 68175-0001

United Industrial Piping                        Mid-Cap Fund                   22,790.267 -- Class C              5.44
9740 Near Drive
Cincinnati, OH 45246-1013

U.S. Trust Company of Pacific NW, Trustee       Equity Income Fund             84,653.784 -- Class Y             89.00
Pioneer Retirement Benefit Plan                 Europe Fund                    91,126.179 -- Class Y             97.49
U.S. Trust Company of the Pacific Northwest     Pioneer Fund                   199,706.055 -- Class Y            94.00
Attn: Special Fiduciary Services                Growth Shares                  245,410.187 -- Class Y            68.54
4380 SW Macadam Avenue, Suite 450               Limited Maturity Bond Fund     49,520.621 -- Class Y             91.79
Portland, OR 97201-6407                         Mid-Cap Value Fund             183,124.100 -- Class Y            95.36
                                                Real Estate Shares             55,992.626 -- Class Y             88.67

[LOGO]   PIONEER FAMILY OF FUNDS                        PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
         P.O. Box 9126                                            TO BE HELD SEPTEMBER 11, 2000
         Hingham, MA 02043-9126                         VOTE VIA THE INTERNET: HTTP://WWW.PROXYWEB.COM
                                                               TOUCH-TONE VOTING: 1-888-221-0697

[CONTROL NUMBER] [triangle] Please fold and detach at perforation before mailing [triangle]

PIONEER INDO-ASIA FUND

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Monday, September 11, 2000, at 2 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE   SHARES   REPRESENTED   BY  THIS  PROXY WILL  BE VOTED AS  DIRECTED  BY THE
UNDERSIGNED.  IF NO  DIRECTION  IS  GIVEN,  THIS  PROXY  WILL BE  VOTED  FOR THE
PROPOSAL.

                                          Date _______________________, 2000

                                          NOTE: In signing, please write name(s)
                                          exactly   as  appearing  hereon.  When
                                          signing    as    attorney,   executor,
                                          administrator   or   other  fiduciary,
                                          please  give  your full title as such.
                                          Joint   owners   should   each    sign
                                          personally.

                                          -----------------------------------
                                          Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


   [triangle] Please fold and detach at perforation before mailing [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                              FOR              AGAINST                ABSTAIN
1(a). To approve a new management contract                    [ ]                [ ]                    [ ]
between the fund and Pioneer Investment
Management, Inc. ("Pioneer"), the fund's
investment adviser. This new contract will
take effect only if the proposed acquisition
of The Pioneer Group, Inc. ("PGI"), the parent
of Pioneer, by UniCredito Italiano S.p.A.
("UniCredito") is consummated.

1(b). To approve a new subadvisory contract                   [ ]                [ ]                    [ ]
between Pioneer and Kothari Pioneer AMC Ltd.
This new contract relates to the fund's assets
invested in Indian securities and will take
effect only if the proposed acquisition of PGI
by UniCredito is consummated.

                                                              FOR                 WITHHOLD            FOR ALL
                                                              ALL                    ALL               EXCEPT
                                                                                                 (AS MARKED BELOW)
2.       To elect trustees. The nominees for trustees         [ ]                    [ ]                 [ ]
are:

01 M.K. Bush                 02 J.F. Cogan, Jr.
03 Dr. R.H. Egdahl           04 M.B.W. Graham
05 M.A. Piret                06 D.D. Tripple
07 S.K. West                 08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S)
OF THE NOMINEE(S) ON THE LINE BELOW:


-----------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

[LOGO]   PIONEER FAMILY OF FUNDS                        PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
         P.O. Box 9126                                            TO BE HELD SEPTEMBER 11, 2000
         Hingham, MA 02043-9126                         VOTE VIA THE INTERNET: HTTP://WWW.PROXYWEB.COM
                                                               TOUCH-TONE VOTING: 1-888-221-0697

[CONTROL NUMBER] [triangle] Please fold and detach at perforation before mailing [triangle]

PIONEER REAL ESTATE SHARES

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Monday, September 11, 2000, at 2 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE   SHARES   REPRESENTED   BY  THIS  PROXY  WILL BE VOTED AS  DIRECTED  BY THE
UNDERSIGNED.  IF NO  DIRECTION  IS  GIVEN,  THIS  PROXY  WILL BE  VOTED  FOR THE
PROPOSAL.

                                          Date _______________________, 2000

                                          NOTE: In signing, please write name(s)
                                          exactly  as  appearing  hereon.   When
                                          signing    as    attorney,   executor,
                                          administrator   or   other  fiduciary,
                                          please give  your  full title as such.
                                          Joint    owners    should   each  sign
                                          personally.

                                          -----------------------------------
                                          Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


   [triangle] Please fold and detach at perforation before mailing [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                              FOR              AGAINST                ABSTAIN
1(a). To approve a new management contract between            [ ]                [ ]                    [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser. This new
contract will take effect only if the proposed
acquisition of The Pioneer Group, Inc., the parent of
Pioneer, by UniCredito Italiano S.p.A. is consummated.

                                                              FOR                 WITHHOLD            FOR ALL
                                                              ALL                    ALL               EXCEPT
                                                                                                 (AS MARKED BELOW)
2. To elect trustees. The nominees for trustees               [ ]                    [ ]                 [ ]
are:

01 M.K. Bush                 02 J.F. Cogan, Jr.
03 Dr. R.H. Egdahl           04 M.B.W. Graham
05 M.A. Piret                06 D.D. Tripple
07 S.K. West                 08 J. Winthrop
09 B. Eagle

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
NOMINEES, WRITE THE NAME(S) OF THE NOMINEE(S) ON THE
LINE BELOW:


-----------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

[LOGO]   PIONEER FAMILY OF FUNDS                        PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
         P.O. Box 9126                                            TO BE HELD SEPTEMBER 11, 2000
         Hingham, MA 02043-9126                         VOTE VIA THE INTERNET: HTTP://WWW.PROXYWEB.COM
                                                               TOUCH-TONE VOTING: 1-888-221-0697

[CONTROL NUMBER] [triangle] Please fold and detach at perforation before mailing [triangle]

PIONEER __________________________

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Monday, September 11, 2000, at 2 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE   SHARES  REPRESENTED  BY  THIS  PROXY  WILL BE  VOTED  AS  DIRECTED  BY THE
UNDERSIGNED.  IF NO  DIRECTION  IS  GIVEN,  THIS  PROXY  WILL BE  VOTED  FOR THE
PROPOSAL.

                                          Date _______________________, 2000

                                          NOTE: In signing, please write name(s)
                                          exactly  as  appearing  hereon.   When
                                          signing     as   attorney,   executor,
                                          administrator    or   other fiduciary,
                                          please  give  your full title as such.
                                          Joint   owners    should   each   sign
                                          personally.

                                          -----------------------------------
                                          Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


   [triangle] Please fold and detach at perforation before mailing [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                              FOR              AGAINST                ABSTAIN
1(a). To approve a new management contract between            [ ]                [ ]                    [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser. This new
contract will take effect only if the proposed
acquisition of The Pioneer Group, Inc., the parent of
Pioneer, by UniCredito Italiano S.p.A. is consummated.

                                                              FOR                 WITHHOLD            FOR ALL
                                                              ALL                    ALL               EXCEPT
                                                                                                 (AS MARKED BELOW)
2. To elect trustees. The nominees for trustees               [ ]                    [ ]                 [ ]
are:

01 M.K. Bush                 02 J.F. Cogan, Jr.
03 Dr. R.H. Egdahl           04 M.B.W. Graham
05 M.A. Piret                06 D.D. Tripple
07 S.K. West                 08 J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
NOMINEES, WRITE THE NAME(S) OF THE NOMINEE(S) ON THE
LINE BELOW:


-----------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                      [logo
IMPORTANT INFORMATION ABOUT THE PIONEER GROUP, INC.                  PIONEER]
--------------------------------------------------------------------------------

                  Dear Investment Professional,

THE PIONEER       As you know, The Pioneer Group, Inc. ("PGI") and UniCredito
GROUP, INC.       Italiano S.p.A. ("UniCredito"), Italy's largest banking group
("PGI") AND UNI- based on market capitalization, have entered into an agreement CREDITO ITALIANO under which UniCredito is expected to acquire all of the out-
S.P.A. ("UNI-     standing stock of PGI. Moving toward our future in the new
CREDITO"),        company, Pioneer Global Asset Management, we're asking you to
ITALY'S LARGEST   help us.
BANKING GROUP
BASED ON MARKET   Because of the change in control of PGI, shareholders of the
CAPITALIZATION,   Pioneer mutual funds must approve new management contracts
HAVE ENTERED INTO with Pioneer Investment Management, Inc., the funds' current
AN AGREEMENT.     investment adviser, which will be renamed Pioneer U.S. after
                  The proposed sale. NONE OF THE PROPOSALS REQUESTS AN INCREASE
                  IN THE RATE OF ANY FUND'S MANAGEMENT FEES.

YOUR RELATIONSHIP FOR YOUR INFORMATION, WE'VE ENCLOSED A COPY OF THE PROXY COVER
WITH PIONEER      LETTER WE'LL BE MAILING TO YOUR CLIENTS. Please talk to your
SHAREHOLDERS IS   clients about this transaction, which is fully described in
VITALLY IMPORTANT the proxy statement. It's important to explain that the change
TO SECURING THE   in control does not affect the investment management of their
REQUIRED YES      fund(s) per se. Reassure them that each Pioneer mutual fund
VOTE.             has an independent Board of Trustees, charged with the
                  responsibility of making certain the fund is operated in the best interest of shareholders.

                  Your relationship with Pioneer shareholders is vitally important to securing the required yes vote. It's our hope that you will work with us and ask your clients to approve the proposals. If you have questions, call us at 800-622-9876. PLEASE ADVISE ANY OF YOUR CLIENTS WHO WISH TO TALK TO PIONEER THAT THEY SHOULD CALL US AT 1-800-225-6292 AS INSTRUCTED IN THEIR LETTER.

                  Thank you for your attention and assistance. We appreciate your past support and look forward to continued mutual success as we begin this new chapter in Pioneer history.

                  Sincerely,


                  /s/ Steven Graziano
                  Steven Graziano

                                                                    8762-00-0600
                  FOR BROKER/DEALER USE ONLY (c)Pioneer Funds Distributor, Inc. NOT FOR USE WITH THE PUBLIC Underwriter of Pioneer mutual funds

 [logo            PIONEER FAMILY OF FUNDS
PIONEER]          60 State Street
                  Boston, MA 02109-1820



                  July 2000


VOTING YOUR       Dear Shareowner,
SHARES BY MAIL IS
QUICK AND EASY.   I am writing with some exciting news. As you may know, on May
EVERYTHING YOU    15, 2000, The Pioneer Group, Inc. and UniCredito Italiano
NEED IS ENCLOSED. S.p.A. announced an agreement under which UniCredito is expected to purchase all of the outstanding stock of Pioneer
                  Group. In connection with this transaction, a special meeting for shareowners of Pioneer mutual funds will be held on September 11, 2000.

                  The primary purpose of the special meeting is to permit each fund's shareowners to consider a new management contract with
                  Pioneer Investment Management, Inc., each fund's current
                  investment adviser, as shareowner approval of each new
                  management contract is required by federal securities laws in connection with the sale. The new management contract will take effect following the sale of Pioneer Group to UniCredito.
                  NONE OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF ANY
THE BOARD OF      FUND'S MANAGEMENT FEES. As a shareowner in a Pioneer mutual
TRUSTEES          fund, you have the opportunity to voice your opinion on
RECOMMENDS THAT   proposals relating to the sale.
YOU VOTE FOR
EACH PROPOSAL.    This package contains information about the proposals, along with instructions for voting by Touch-Tone telephone or the Internet, in addition to a proxy card if you choose to vote by mail. Please take a moment to read the enclosed materials before casting your vote using the method that's easiest for you.

                  Each of the proposals has been reviewed by your fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal.

                  HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS BEING
                  CONSIDERED.
PLEASE VOTE!
YOUR VOTE IS      PROPOSAL 1(A):
EXTREMELY         APPROVAL OF A NEW MANAGEMENT CONTRACT BETWEEN YOUR FUND AND
IMPORTANT, NO     PIONEER INVESTMENT MANAGEMENT, INC. The new contract will take
MATTER HOW MANY   effect only if the proposed acquisition of The Pioneer Group,
SHARES YOU OWN.   Inc., the parent of your fund's investment adviser, Pioneer
                  Investment Management, Inc., by UniCredito Italiano S.p.A. is consummated.

                  PROPOSAL 1(B) (FOR SHAREOWNERS OF PIONEER INDO-ASIA FUND
                  ONLY):
                  APPROVAL OF A NEW SUBADVISORY CONTRACT BETWEEN PIONEER INVESTMENT MANAGEMENT, INC. AND KOTHARI PIONEER AMC LTD. The new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc., the parent of your fund's investment adviser, Pioneer Investment Management, Inc., by UniCredito Italiano S.p.A. is consummated.

                  PROPOSAL 2:
                  ELECT EIGHT TRUSTEES TO THE BOARD (NINE TRUSTEES IN THE CASE OF PIONEER REAL ESTATE SHARES). The Trustees supervise your fund's activities and review contractual arrangements with companies that provide services to the fund. All of the nominees were previously elected by shareowners. The proxy statement includes detailed information about all nominees.


                                                                    8604-00-0600

                  Cast your vote today. It's simple to vote by Touch-Tone tele-phone or the Internet. Simply look up the 14-digit Control Number shown on the enclosed proxy card. Then, either call 1-888-221-0697 or visit http://www.proxyweb.com any time, any day. Identify yourself with the Control Number on your proxy card and cast your vote. Of course, if you prefer to vote by mail, simply complete and sign the enclosed proxy card and mail it in the postage-paid envelope provided.

                  Please feel free to call Pioneer at 1-800-225-6292 between the hours of 8:00 a.m. and 9:00 p.m. Eastern Time, if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

                  Sincerely,


                  /s/ John F. Cogan, Jr.
                  John F. Cogan, Jr.
                  Chairman and President

 [logo            PIONEER FAMILY OF FUNDS
PIONEER]          60 State Street
                  Boston, MA 02109-1820



                  July 2000


VOTING YOUR       Dear Shareowner,
SHARES BY MAIL IS
QUICK AND EASY.   I am writing with some exciting news. As you may know, on May
EVERYTHING YOU    15, 2000, The Pioneer Group, Inc. and UniCredito Italiano
NEED IS ENCLOSED. S.p.A. announced an agreement under which UniCredito is expected to purchase all of the outstanding stock of Pioneer
                  Group. In connection with this transaction, a special meeting for shareowners of Pioneer mutual funds will be held on September 11, 2000.

                  The primary purpose of the special meeting is to permit each fund's shareowners to consider a new management contract with
                  Pioneer Investment Management, Inc., each fund's current
                  investment adviser, as shareowner approval of each new
                  management contract is required by federal securities laws in connection with the sale. The new management contract will take effect following the sale of Pioneer Group to UniCredito.
                  NONE OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF ANY
THE BOARD OF      FUND'S MANAGEMENT FEES. As a shareowner in a Pioneer mutual
TRUSTEES          fund, you have the opportunity to voice your opinion on
RECOMMENDS THAT   proposals relating to the sale.
YOU VOTE FOR
EACH PROPOSAL.    This package contains information about the proposals, in
                  addition to a proxy card for use when voting. Please take a moment to read the enclosed materials before casting your vote.

                  Each of the proposals has been reviewed by your fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal.

                  HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS BEING
                  CONSIDERED.
PLEASE VOTE!
YOUR VOTE IS      PROPOSAL 1(A):
EXTREMELY         APPROVAL OF A NEW MANAGEMENT CONTRACT BETWEEN YOUR FUND AND
IMPORTANT, NO     PIONEER INVESTMENT MANAGEMENT, INC. The new contract will take
MATTER HOW MANY   effect only if the proposed acquisition of The Pioneer Group,
SHARES YOU OWN.   Inc., the parent of your fund's investment adviser, Pioneer
                  Investment Management, Inc., by UniCredito Italiano S.p.A. is consummated.

                  PROPOSAL 1(B) (FOR SHAREOWNERS OF PIONEER INDO-ASIA FUND
                  ONLY):
                  APPROVAL OF A NEW SUBADVISORY CONTRACT BETWEEN PIONEER INVESTMENT MANAGEMENT, INC. AND KOTHARI PIONEER AMC LTD. The new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc., the parent of your fund's investment adviser, Pioneer Investment Management, Inc., by UniCredito Italiano S.p.A. is consummated.

                  PROPOSAL 2:
                  ELECT EIGHT TRUSTEES TO THE BOARD (NINE TRUSTEES IN THE CASE OF PIONEER REAL ESTATE SHARES). The Trustees supervise your fund's activities and review contractual arrangements with companies that provide services to the fund. All of the nominees were previously elected by shareowners. The proxy statement includes detailed information about all nominees.


                                                                    8738-00-0600

                  Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed proxy card as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

                  Sincerely,


                  /s/ John F. Cogan, Jr.
                  John F. Cogan, Jr.
                  Chairman and President

          |-------|         NOW It's Even Easier to Cast Your Vote.
----------| [logo]|
          |PIONEER|         YOU CAN VOTE BY TOUCH-TONE TELEPHONE OR
          |-------|         INTERNET ANY TIME, ANY DAY.

               Using Touch-Tone Telephone or the Internet to vote is fast, safe and easy. It also saves money by reducing postage and handling costs.

  [graphic: telephone]   Just read your proxy statement and voting card. Then
                         choose one voting method--Telephone or Internet--and follow these simple steps, 24 hours a day, seven days a week.

                             |---------------------------------|
                             |                                 |
     |-----------------------|------------------------|        |
     | VOTE BY TOUCH-TONE TELEPHONE AT 1-888-221-0697 |        |
     |------------------------------------------------|        |
     1. Use a touch-tone phone and dial 1-888-221-0697         |
     2. Enter your 14-digit control number, shown on your      |
        proxy voting card (If you own shares in more than      |
        one fund, each fund will have a different control      |
        number)                                                |
     3. Follow the easy recorded instructions                  |
                                       |-----------------------|
  [graphic: personal computer]    OR   |
                                       |
               |-----------------------|--------------|
               | VOTE BY INTERNET AT WWW.PROXYWEB.COM |
               |--------------------------------------|
               1. Visit our voting website WWW.PROXYWEB.COM
               2. Enter your 14-digit control number, shown on your proxy voting card (If you own shares in more than one fund, each fund will have a different control number)
               3. Follow the easy on-screen instructions

 Once you've voted by telephone or Internet, DO NOT MAIL your proxy voting card.